                                  SCHEDULE 14A
                                 (Rule 14a-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
           Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No. ___)

Filed by the Registrant /X/
Filed by a Party other than the Registrant /_/

Check the appropriate box:
/_/ Preliminary Proxy Statement                /_/ Confidential, for Use of the
/X/ Definitive Proxy Statement                     Commission Only (as permitted
/_/ Definitive Additional Materials                by Rule 14a-6(e)(2))
/_/ Soliciting Material Pursuant to Rule 14a-12

                                PVF CAPITAL CORP.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):
/X/   No fee required.
/_/   Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

          ----------------------------------------------------------------------
     (2)  Aggregate number of securities to which transaction applies:

          ----------------------------------------------------------------------
     (3)  Per unit  price  or other  underlying  value of  transaction  computed pursuant to Exchange  Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

          ----------------------------------------------------------------------
     (4)  Proposed maximum aggregate value of transaction:

          ----------------------------------------------------------------------
     (5)  Total fee paid:

          ----------------------------------------------------------------------

/_/       Fee paid previously with preliminary materials:

          ----------------------------------------------------------------------

/_/       Check box if any part of the fee is offset as provided by Exchange Act
          Rule  0-11(a)(2)  and identify the filing for which the offsetting fee was paid  previously.  Identify  the previous  filing by  registration statement number, or the form or schedule and the date of its filing.

         (1)      Amount Previously Paid:

                  --------------------------------------------------------------
         (2)      Form, Schedule or Registration Statement No.:

                  --------------------------------------------------------------
         (3)      Filing Party:

                  --------------------------------------------------------------
         (4)      Date Filed:

                  --------------------------------------------------------------

                            [PVF Capital Corp. Logo]
                               September 19, 2003

Dear Stockholder:

     We invite you to attend the Annual Meeting of  Stockholders  of PVF Capital
Corp. (the "Company") to be held at the Company's Corporate Center, 30000 Aurora
Road, Solon, Ohio on Monday, October 20, 2003 at 10:00 a.m., local time.

     The  attached  Notice of Annual  Meeting and Proxy  Statement  describe the formal  business to be  transacted at the meeting.  During the meeting,  we will also report on the  operations  of the  Company.  Directors  and officers of the
Company  as well as  representatives  of Crowe,  Chizek  and  Company  LLP,  the
Company's independent auditors,  will be present to respond to any questions the stockholders may have.

     ON BEHALF OF THE BOARD OF DIRECTORS,  WE URGE YOU TO SIGN,  DATE AND RETURN
THE ENCLOSED PROXY CARD AS SOON AS POSSIBLE EVEN IF YOU CURRENTLY PLAN TO ATTEND
THE ANNUAL MEETING.  Your vote is important,  regardless of the number of shares you own.  This will not  prevent  you from voting in person but will assure that your vote is counted if you are unable to attend the meeting.

                                             Sincerely,

                                             /s/C. Keith Swaney
                                             C. Keith Swaney
                                             President

                                PVF CAPITAL CORP.
                                30000 AURORA ROAD
                                SOLON, OHIO 44139
                                 (440) 248-7171
--------------------------------------------------------------------------------
                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                         To Be Held on October 20, 2003
--------------------------------------------------------------------------------

     NOTICE IS  HEREBY  GIVEN  that the  Annual  Meeting  of  Stockholders  (the
"Meeting") of PVF Capital Corp.  (the  "Company")  will be held at the Company's
Corporate  Center,  30000  Aurora  Road,  Solon,  Ohio at 10:00 a.m.  on Monday,
October 20, 2003.

          A Proxy Card and a Proxy Statement for the Meeting are enclosed.

          The Meeting is for the purpose of considering and acting upon:

          1.   The election of four directors of the Company for two-year terms;

          2.   The approval of the amendment and  restatement of the PVF Capital
               Corp.  2000 Incentive  Stock Option Plan as the PVF Capital Corp.
               2000 Incentive Stock Option and Deferred Compensation Plan;

          3.   The ratification of the appointment of Crowe,  Chizek and Company
               LLP as independent  certified  public  accountants of the Company for the fiscal year ending June 30, 2004; and

          4.   The transaction of such other matters as may properly come before the Meeting or any adjournments thereof.

          The Board of  Directors  is not aware of any  other  business  to come before the Meeting.

     Any  action  may be  taken  on any one of the  foregoing  proposals  at the
Meeting  on the date  specified  above or on any  date or  dates  to  which,  by original or later  adjournment,  the Meeting may be adjourned.  Stockholders  of record at the close of  business  on  September  9, 2003,  are the  stockholders entitled to vote at the Meeting and any adjournments thereof.

     You are  requested to fill in and sign the enclosed  form of proxy which is solicited  by the Board of  Directors  and to mail it promptly  in the  enclosed envelope.  The proxy will not be used if you  attend and vote at the  Meeting in person.

                                          BY ORDER OF THE BOARD OF DIRECTORS

                                          /s/Jeffrey N. Male
                                          JEFFREY N. MALE
                                          SECRETARY
Solon, Ohio
September 19, 2003

--------------------------------------------------------------------------------
IMPORTANT:  THE PROMPT  RETURN OF PROXIES  WILL SAVE THE  COMPANY THE EXPENSE OF
FURTHER  REQUESTS  FOR  PROXIES  IN ORDER TO INSURE A QUORUM.  A  SELF-ADDRESSED
ENVELOPE IS ENCLOSED FOR YOUR  CONVENIENCE.  NO POSTAGE IS REQUIRED IF MAILED IN
THE UNITED STATES.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                 PROXY STATEMENT
                                       OF
                                PVF CAPITAL CORP.
                                30000 AURORA ROAD
                                SOLON, OHIO 44139

                         ANNUAL MEETING OF STOCKHOLDERS
                                October 20, 2003
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                     GENERAL
--------------------------------------------------------------------------------

     This Proxy  Statement is furnished in connection  with the  solicitation of proxies by the Board of Directors of PVF Capital  Corp.  (the  "Company")  to be
used at the Annual Meeting of Stockholders of the Company (the "Meeting")  which will be held at the Company's  Corporate Center,  30000 Aurora Road, Solon, Ohio
on Monday,  October 20, 2003 at 10:00 a.m., local time. The accompanying  notice of meeting and this Proxy Statement are being first mailed to stockholders on or about September 19, 2003.

--------------------------------------------------------------------------------
                       VOTING AND REVOCABILITY OF PROXIES
--------------------------------------------------------------------------------

     Proxies solicited by the Board of Directors of the Company will be voted in accordance with the directions  given therein.  Where no instructions are given, properly  executed  proxies  which have not been revoked will be voted "FOR" the nominees  for  director  set forth below and in favor of the other  proposal set forth in this  Proxy  Statement  for  consideration  at the  Meeting.  The proxy confers  discretionary  authority  on the  persons  named  therein  to vote with respect to the election of any person as a director  where the nominee is unable to serve or for good cause will not serve,  and with respect to matters incident to the  conduct  of the  Meeting.  If any other  business  is  presented  at the
Meeting,  proxies will be voted by those named  therein in  accordance  with the determination  of a  majority  of the  Board of  Directors.  Proxies  marked  as abstentions  will not be counted as votes  cast.  In  addition,  shares  held in street  name which have been  designated  by brokers on proxy cards as not voted
("broker  no  votes")  will not be  counted  as votes  cast.  Proxies  marked as abstentions  or as broker no votes,  however,  will be treated as shares present for purposes of determining whether a quorum is present.

     Stockholders  who execute the form of proxy  enclosed  herewith  retain the right to revoke such proxies at any time prior to  exercise.  Unless so revoked, the shares represented by properly executed proxies will be voted at the Meeting and all  adjournments  thereof.  Proxies  may be  revoked  at any time  prior to exercise by written  notice to the Secretary of the Company at the address above or by filing of a properly  executed,  later  dated  proxy.  A proxy will not be voted if a stockholder  attends the Meeting and votes in person. The presence of a stockholder at the Meeting in itself will not revoke such stockholder's proxy.

--------------------------------------------------------------------------------
                 VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF
--------------------------------------------------------------------------------

     The securities  which can be voted at the Meeting  consist of shares of the
Company's  common  stock,  $.01  par  value  per  share  (the  "Common  Stock").
Stockholders  of record as of the close of  business on  September  9, 2003 (the
"Record Date") are entitled to one vote for each share of Common Stock then held on all matters. As of the Record Date, 6,374,489 shares of the Common Stock were issued  and  outstanding.  The  presence,  in person or by proxy,  of at least a majority of the total number of shares of Common Stock  outstanding and entitled to vote will be necessary to constitute a quorum at the Meeting.

     Persons and groups  beneficially owning in excess of 5% of the Common Stock are required to file certain reports with respect to such ownership  pursuant to the  Securities  Exchange Act of 1934,  as amended  (the  "Exchange  Act").  The following table sets forth, as of the Record Date, certain information as to the
Common  Stock  beneficially  owned by the only  persons  known to the Company to beneficially own more than 5% of the Common

                                       1

Stock, by each of the Company's directors, by the non-director executive officer of the  Company  named in the  Summary  Compensation  Table set forth  under the caption  "Proposal I -- Election  of  Directors  --  Executive  Compensation  --
Summary  Compensation Table," and by all executive officers and directors of the
Company as a group. All executive officers and directors of the Company have the
Company's address.

                                                                              Percent of Shares
Name and Address                               Amount and Nature               of Common Stock
of Beneficial Owner                        Beneficial Ownership (1)              Outstanding

Persons Owning Greater than 5%:
John R. Male                                        352,876   (2)                5.52%
30000 Aurora Road
Solon, Ohio  44139

Jeffrey L. Gendell                                  408,677   (3)                6.41
Tontine Financial Partners, L.P.
Tontine Management, L.L.C.
Tontine Overseas Associates, L.L.C.
55 Railroad Avenue, 3rd Floor
Greenwich, Connecticut  06830

Name of Directors
and Executive Officers:

Directors:
Robert K. Healey                                     41,865   (4)                 .66
Gerald A. Fallon                                      6,600                       .10
Raymond J. Negrelli                                  15,840                       .25
Stuart D. Neidus                                     42,017   (5)                 .66
Stanley T. Jaros                                     20,666                       .32
C. Keith Swaney                                     207,486                      3.24
Ronald D. Holman, II                                     --                        --

Executive Officer:
Jeffrey N. Male                                     244,465   (6)                3.83

All Executive Officers and Directors
   as a Group (9 persons)                           931,815                     14.35

(1)  In accordance with Rule 13d-3 under the Exchange Act, a person is deemed to be the  beneficial  owner,  for  purposes of this  table,  of any shares of
     Common Stock if he has or shares voting or investment power with respect to such Common  Stock or has a right to acquire  beneficial  ownership  at any time within 60 days from the Record Date. As used herein, "voting power" is the power to vote or direct the voting of shares and "investment  power" is the power to dispose or direct the disposition of shares.  Unless otherwise indicated,  the beneficial  owner has sole voting and investment power with respect to the listed  shares.  The amounts  shown include  22,281,  8,166,
     6,600,  6,600,  11,826,  11,826,  37,358, 0, 14,851 and 119,508 shares that
     Directors  John R. Male,  Robert K. Healey,  Gerald A.  Fallon,  Raymond J.
     Negrelli, Stuart D. Neidus, Stanley T. Jaros, C. Keith Swaney and Ronald D.
     Holman,  II, Mr. Jeffrey N. Male, and all executive  officers and directors as a group,  respectively,  have the right to acquire  pursuant  to options exercisable within 60 days of the Record Date.

(2)  Includes  5,853  shares as to which Mr.  John R. Male's wife has voting and investment  power and 20,865  shares held by the Bank's  401(k) Plan, as to which shares Mr. John R. Male has sole voting and shared  investment power.
     Also  includes  70,690 shares held by trusts for the benefit of Mr. John R.
     Male's  mother;  Mr.  John R. Male  serves as trustee of such trusts and as such has sole  voting and  investment  power over such  shares.  The amount shown does not include  24,159 shares in which John R. Male has a pecuniary interest  through  this  ownership of a limited  partnership  interest in a family limited partnership; he does not have or share voting or dispositive power over such shares.

                                       2

(3)  According to their  statement on Schedule 13D, as amended filed on February
     21, 2003,  Jeffrey L. Gendell shares voting and dispositive  power over the listed shares,  Tontine Financial  Partners,  L.P. and Tontine  Management,
     L.L.C.  share voting and  dispositive  power with respect to 364,457 shares and Tontine Overseas Associates, L.L.C. shares voting and dispositive power with  respect  to  44,220  shares.  Amounts  are  adjusted  for a 10% stock dividend paid on the Common Stock on August 29, 2003.

(4)  Includes  2,414  shares  held by a  revocable  trust for the benefit of Mr.
     Healey's wife and 27,655  shares held by a revocable  trust for the benefit of Mr. Healey; Mr. Healey does not have or share voting or investment power over such shares.  Does not include  86,425  shares held by an  irrevocable trust for the benefit of Mr.  Healey's  wife, as to which shares Mr. Healey does not have or share voting or investment power.

(5)  Includes 124 shares as to which Mr.  Neidus' wife has voting and investment power.

(6)  Includes  27,655  shares held by a  revocable  trust for the benefit of Mr.
     Jeffrey N. Male and 2,414 shares held by a revocable  trust for the benefit of Mr.  Jeffrey N. Male's wife;  Mr.  Jeffrey N. Male is co-trustee of such trusts and shares voting and  investment  power over such shares.  Does not include 21,725 shares owned by Mr. Jeffrey N. Male's son who resides in his household.  The amount shown also does not include  24,159  shares in which
     Jeffrey  N. Male has a  pecuniary  interest  through  this  ownership  of a limited partnership interest in a family limited  partnership;  he does not have or share voting or dispositive power over such shares.

--------------------------------------------------------------------------------
                       PROPOSAL I -- ELECTION OF DIRECTORS
--------------------------------------------------------------------------------

     The  Company's  Board  of  Directors  is  composed  of eight  members.  The
Company's  Articles of  Incorporation  require  that,  if the Board of Directors consists of seven or eight  members,  directors be divided into two classes,  as nearly  equal in number as possible,  each class to serve for a two-year  period and until  their  successors  are  elected  and  qualified,  with  approximately one-half  of the  directors  elected  each  year.  The  Board of  Directors  has nominated  John R. Male,  Stanley T. Jaros,  Raymond J.  Negrelli  and Ronald D.
Holman,  II,  all of whom  are  currently  members  of the  Board,  to  serve as directors  for a two-year  period and until  their  successors  are  elected and qualified.  Under Ohio law,  directors  are elected by a plurality  of the votes cast at the Meeting,  i.e.,  the nominees  receiving the highest number of votes will be elected  regardless  of whether such votes  constitute a majority of the shares represented at the Meeting.

     It is intended that the persons named in the proxies solicited by the Board of Directors will vote for the election of the named nominees. If any nominee is unable to serve, the shares represented by all valid proxies which have not been revoked  will be voted  for the  election  of such  substitute  as the  Board of
Directors may recommend or the size of the Board may be reduced to eliminate the vacancy.  At this time,  the Board knows of no reason why any  nominee  might be unavailable to serve.

     The  following  table  sets  forth the names of the  Board's  nominees  for election as directors of the Company and of those directors who will continue to serve as such after the  Meeting.  Also set forth is certain  other  information with  respect to each  person's  age, the year he first became a director of the
Company  or the Bank,  and the  expiration  of his term as a  director.  Messrs.
Robert K. Healey and John R. Male were  initially  appointed as directors of the
Company  in 1994 in  connection  with the  Company's  incorporation.  All  other directors  were  appointed  directors  of the  Company and the Bank in the years indicated on the following  table.  There are no arrangements or  understandings between  the  Company  and any  director  pursuant to which such person has been elected a  director  of the  Company,  and no  director  is related to any other director or executive officer by blood,  marriage or adoption,  except that John
R. Male,  the Chairman of the Board and Chief  Executive  Officer of the Company
and the Bank,  is the  brother  of  Jeffrey  N.  Male,  the Vice  President  and
Secretary  of the  Company  and  the  Executive  Vice  President  in  charge  of residential lending operations of the Bank.

                                       3

                                 Age               Year First Elected              Current
                              as of the            as Director of the               Term
Name                         Record Date           Company or the Bank            to Expire

                            BOARD NOMINEES FOR TERMS TO EXPIRE AT THE 2005 ANNUAL MEETING

John R. Male                     55                      1981                       2003

Stanley T. Jaros                 58                      1997                       2003

Raymond J. Negrelli              51                      2002                       2003

Ronald D. Holman, II             43                      2003                       2003

                                           DIRECTORS CONTINUING IN OFFICE

Robert K. Healey                 78                      1973                       2004

Stuart D. Neidus                 52                      1996                       2004

C. Keith Swaney                  60                      2000                       2004

Gerald A. Fallon                 54                      2002                       2004

     Presented  below is certain  information  concerning  the  directors of the
Company.  Unless  otherwise  stated,  all  directors  have  held  the  positions indicated for at least the past five years.

     John R. Male. Mr. Male has been with the Bank since 1971, where he has held various positions  including branch manager,  mortgage loan officer,  manager of
construction  lending,   savings  department  administrator  and  chief  lending
officer. Mr. Male was named President and Chief Executive Officer of the Bank in
1986 and was named  President of the Company upon its  organization in 1994. Mr.
Male was named Chairman of the Board of Directors and Chief Executive Officer of
the Company  and the Bank in October  2000.  Mr.  Male serves in various  public service  and  charitable  organizations.  He  currently  serves  on the Board of
Trustees for Heather Hill, a long-term  care hospital in Chardon,  Ohio. He also serves as a director of American Stone Industries,  Inc. He has an undergraduate degree from Tufts University and an MBA from Case Western Reserve University.

     Stanley T.  Jaros.  Mr.  Jaros is a partner  in the law firm of  Moriarty &
Jaros, P.L.L. He has served as a trustee of a number of Cleveland area nonprofit organizations, and was a member of the Cleveland Landmarks Commission. Mr. Jaros is a  graduate  of Brown  University  and Case  Western  Reserve  Law School and
received an MBA from the University of Pennsylvania.

     Raymond J. Negrelli.  Mr.  Negrelli is an investor in and developer of real estate,  primarily  retail and office  properties,  in northeast Ohio. He is the
President of Raymond J. Negrelli,  Inc., a General Partner in Bay Properties Co.
and a General  Partner  of  Landerbrook  Co.,  all of which are based in Euclid,
Ohio. He is a member of the Community  Leadership Council of Hillcrest Hospital,
Mayfield Heights,  Ohio and a member of the Executive  Committee of the Cuyahoga
County Republican Organization.

     Ronald D. Holman,  II. Mr.  Holman is a partner in the law firm of Cavitch,
Familo, Durkin & Frutkin in Cleveland,  Ohio. In addition,  from 1989 to 2000 he served as a legal analyst on various news shows for WEWS TV in Cleveland,  Ohio.
Mr.  Holman  serves  on the  Boards of  Directors  for the  following  nonprofit institutions: Center for Families and Children (Vice Chair from 1997 to 1999 and
Chair from 2000 to 2002),  Florence  Crittenton  Services  Fund of the Cleveland
Foundation  (President  from 1996 to 1998),  the Dartmouth Club of  Northeastern
Ohio  (Treasurer),  100 Black Men of  Greater  Cleveland,  Inc.  (member  of the
Executive Committee and General

                                       4

Counsel since 1998),  and Shaker  Heights  Alumni  Association.  Mr. Holman is a
graduate of Dartmouth College and Columbia University School of Law.

     Robert K. Healey.  Mr.  Healey  currently is retired.  He had been employed from 1961 to 1987 by Leaseway  Transportation  Corp. and most recently served as
Executive  Vice  President  -- Managed  Controlled  Transportation.  He formerly served on the Boards of Trustees of St. Vincent Charity Hospital, New Direction,
Western Reserve Historical Society, the Woodruff Foundation and Glen Oak School.

     Stuart D. Neidus.  Mr. Neidus  currently holds the position of Chairman and
Chief Executive Officer of Anthony & Sylvan Pools Corporation, a publicly traded company that operates in the leisure industry and is one of the nation's largest in-ground residential concrete swimming pool installers. Prior to this position, he served as  Executive  Vice  President  and Chief  Financial  Officer of Essef
Corporation from September 1996 until Anthony & Sylvan's split-off from Essef in
August 1999. At Premier  Industrial  Corporation he held various  positions from
1992 until 1996, most recently as Executive Vice President until the company was acquired by Farnell  Electronics  plc.  Prior to that, Mr. Neidus spent 19 years with the international  accounting firm of KPMG LLP, serving as an audit partner from 1984 until 1992. He has served as a board member and on advisory committees of many nonprofit and civic organizations over the years.

     C. Keith Swaney. Mr. Swaney joined the Bank in 1962 and was named Executive
Vice President and Chief Financial  Officer in 1986. He was named Vice President and Treasurer of the Company upon its organization in 1994. Mr. Swaney was named
President  and Chief  Operating  Officer of the  Company and the Bank in October
2000.  He continues to serve as Treasurer of the Company and as Chief  Financial
Officer  of the Bank.  He is  responsible  for all  internal  operations  of the
Company and the Bank. Over the years, he has participated in various  charitable organizations  and currently serves on the Hiram House Board of Trustees.  Hiram
House,  for over 106 years,  has served  thousands  of northeast  Ohio  children through a variety of summer camps and outdoor  education.  Mr.  Swaney  attended
Youngstown State University and California University in Pennsylvania.

     Gerald A. Fallon.  Mr. Fallon was Executive  Vice  President and Manager of
Capital  Markets for KeyBank,  NA,  Cleveland,  Ohio, from December 1994 through
March  2001,  and Senior  Managing  Director  of Capital  Markets  for  McDonald
Investment  Inc,  Cleveland,  Ohio,  from  November  1998 through March 2001. He currently serves as a director of Digital Lightwave,  Inc., a corporation with a class of securities  registered under Section 12 of the Securities  Exchange Act of 1934,  and as an advisory  director of Winfield  Associates  -- Burning River
Hedge Fund and Logos  Communications,  Inc., both privately held  companies.  He serves as a director of the Bratenahl Land  Conservancy and as a director of the
Bratenahl Village Audit Committee.

Meetings and Committees of the Board of Directors

     The Boards of Directors of the Company and the Bank conduct their  business through meetings of the respective Boards and their committees.  During the year ended June 30, 2003,  the Company's  Board of Directors held 11 meetings and the
Bank's Board of Directors held 14 meetings.  No current director  attended fewer than  75% of  the  total  aggregate  meetings  of the  Board  of  Directors  and committees  on which such  Board  member  served  during the year ended June 30,
2003.

     The Board of Directors has an Audit Committee  comprising  directors Stuart
D.  Neidus,  Robert K.  Healey and Gerald A.  Fallon.  All  members of the Audit
Committee are deemed to be independent within the meaning of Rule 4200(a)(15) of the National Association of Securities Dealers' listing standards. The committee met  periodically  to examine  and  approve  the audit  report  prepared  by the independent  auditors  of the  Company  and  its  subsidiaries,  to  review  and recommend the independent  auditors to be engaged by the Company,  to review the internal  audit  function  and  internal  accounting  controls and to review and approve the  conflict  of interest  policy.  The Audit  Committee  has adopted a written charter.  A copy of the Audit Committee Charter is attached as Exhibit A to this  Proxy  Statement.  During  the year  ended  June 30,  2003,  the  Audit
Committee met six times.

     In accordance with the Company's Bylaws, the entire Board of Directors acts as the  Company's  Nominating  Committee.  The  Nominating  Committee  meets  to consider  potential  nominees.  In its deliberations,  the Nominating  Committee considers the candidate's  knowledge of the banking  business and involvement in

                                       5

community,  business and civic affairs, and also considers whether the candidate would allow the Board to continue its  geographic  diversity  that  provides for adequate  representation  of its  market  area.  The Board of  Directors  of the
Company  met once as the  Nominating  Committee  during  the year ended June 30,
2003. The Company's  Articles of Incorporation set forth procedures that must be followed by stockholders seeking to make nominations for directors. In order for a  stockholder  of the  Company  to make any  nominations,  he or she must  give written notice thereof to the Secretary of the Company not less than thirty days nor more  than  sixty  days  prior to the  date of any such  meeting;  provided, however,  that if less  than  forty  days'  notice  of the  meeting  is given to stockholders,  such written notice shall be delivered or mailed,  as prescribed, to the  Secretary  of the  Company  not later than the close of  business on the tenth  day  following  the day on which  notice  of the  meeting  was  mailed to
stockholders.   Each  such  notice  given  by  a  stockholder  with  respect  to nominations  for the  election of  directors  must set forth (i) the name,  age, business  address and, if known,  residence  address of each nominee proposed in such notice;  (ii) the principal  occupation or employment of each such nominee;
and (iii) the number of shares of stock of the  Company  which are  beneficially owned by each such nominee. In addition,  the stockholder making such nomination must promptly provide any other information reasonably requested by the Company.

     The Compensation  Committee consists of directors Stanley T. Jaros,  Stuart
D. Neidus and Robert K. Healey.  The Committee  evaluates the  compensation  and fringe benefits of the directors, officers and employees, recommends changes and monitors and evaluates  employee  morale.  The  Compensation  Committee met four times during the year ended June 30, 2003.

Compensation Committee Report on Executive Compensation

     Overview and Philosophy.  The Company's executive compensation policies are established  by the  Compensation  Committee  of the  Board  of  Directors  (the
"Committee")  composed of three outside directors.  The Committee is responsible for  developing the Company's  executive  compensation  policies.  The Company's
President,  under the  direction  of the  Committee,  implements  the  Company's executive  compensation  policies.  The Committee's  objectives in designing and administering  the specific  elements of the  Company's  executive  compensation program are as follows:

     o    To link  executive  compensation  rewards to increases in  shareholder value,  as  measured  by  favorable  long-term  operating  results and continued strengthening of the Company's financial condition.

     o    To provide incentives for executive officers to work towards achieving successful  annual  results  as a  step  in  achieving  the  Company's long-term operating results and strategic objectives.

     o    To correlate,  as closely as possible,  executive officers' receipt of compensation with the attainment of specified performance objectives.

     o    To maintain a competitive  mix of total executive  compensation,  with particular  emphasis  on awards  related  to  increases  in  long-term shareholder value.

     o    To attract  and  retain  top  performing  executive  officers  for the long-term success of the Company.

     o    To facilitate stock ownership through the granting of stock options.

     In furtherance of these objectives, the Committee has determined that there should be three specific  components of executive  compensation:  base salary, a cash bonus plan and a stock option plan designed to provide long-term incentives through the facilitation of stock ownership in the Company.

     Base Salary.  The Committee makes  recommendations  to the Board concerning executive  compensation  on the basis of surveys of salaries  paid to  executive officers of other savings bank holding companies, non-diversified

                                       6

banks and other financial  institutions  similar in size, market  capitalization and other  characteristics.  The  Committee's  objective  is to provide for base salaries that are competitive with those paid by the Company's peers.

     Management   Incentive   Compensation   Plan.   The  Company   maintains  a
formula-based bonus plan (the "Management  Incentive  Compensation Plan"), which provides  for annual  cash  incentive  compensation  based on  achievement  of a combination of individual and Company and Bank performance objectives. Under the
Management Incentive Compensation Plan, at the beginning of the fiscal year, the
Committee  establishes target performance measures for the Company and the Bank.
The relevant  performance measures for the Company are return on equity ("ROE"), earnings per share and  appreciation  in the market price for the Common  Stock.
The  relevant  performance  measures  for the Bank are ROE and  return on assets
("ROA") for the Bank and  appreciation in the market price for the Common Stock.
In addition,  the Committee  establishes  individual  performance goals for each employee.  Bonuses are  determined at the end of the fiscal year based on actual
Company or Bank performance relative to previously established performance goals and a  rating  given to each  employee  reflecting  the  employee's  success  in achieving his or her specific  individual  performance  goals established at the beginning  of the  year.  The  bonuses  that  would be paid to each of the three highest  ranking  executive  officers are based on actual  Company  performance, while the bonuses paid to other  officers are based on actual Bank  performance.
The Company's three most senior  executive  officers can receive a maximum bonus equal to 150% of base salary. The Company's other officers can receive a maximum bonus equal to 40% of base salary.

     Stock Options.  The Committee  believes that stock options are an important element of compensation  because they provide  executives with incentives linked to the  performance  of the Common Stock.  The Company awards stock options as a means of providing  employees the opportunity to acquire a proprietary  interest in the  Company  and  to  link  their  interests  with  those  of the  Company's stockholders.  Options  are granted  with an exercise  price equal to the market value of the Common Stock on the date of grant,  and thus acquire  value only if the Company's stock price increases.  Although there is no specific formula,  in determining the level of option awards,  the Committee takes into  consideration the same Company, Bank and stock price performance criteria considered under the
Management Incentive Compensation Plan, as well as individual performance.

     In addition  to the three  primary  components  of  executive  compensation described above, the Committee believed it fair and appropriate to provide for a reasonable level of financial  security for its  long-standing  senior executive officer  team  consisting  of John R.  Male,  Chairman  of the  Board  and Chief
Executive Officer of the Company and the Bank, C. Keith Swaney, President, Chief
Operating  Officer and Treasurer of the Company and President,  Chief  Operating
Officer and Chief  Financial  Officer of the Bank, and Jeffrey N. Male, the Vice
President and Secretary of the Company and the Executive  Vice  President of the
Bank. In consultation  with an outside  consultant,  the Compensation  Committee determined  to implement a  supplemental  executive  retirement  plan,  the only current  participants  in which are John R. Male, C. Keith Swaney and Jeffrey N.
Male, and to enter into severance  agreements with each of those three executive officers.  A description of the supplemental  executive  retirement plan and the severance  agreements  is set forth below under "--  Executive  Compensation  --
Severance  Agreements"  and "--  Supplemental  Executive  Retirement  Plan." The
severance agreements are intended to provide the three executive officers with a reasonable  level of  financial  security in the event of a change in control of the  Company or the Bank,  and the  supplemental  executive  retirement  plan is intended to provide the three  executive  officers with  retirement  income that increases with each year of service to the Bank with full vesting occurring upon the attainment of age 65.

     Compensation of the Chief Executive Officer.  The Committee  determines the
Chief  Executive  Officer's  compensation  on the basis of several  factors.  In determining Mr. John R. Male's base salary,  the Committee  conducted surveys of compensation  paid to chief  executive  officers of similarly  situated  savings banks and  non-diversified  banks and other  financial  institutions  of similar
size.  The  Committee   believes  that  Mr.  Male's  base  salary  is  generally
competitive  with or below the average salary paid to executives of similar rank and  expertise at banking  institutions  which the  Committee  considered  to be comparable.

     Mr.  Male  received  bonus  compensation  under  the  Management  Incentive
Compensation  Plan in fiscal year 2003 based on the  Company's  ROE and earnings per share and  increases in the market price of the Common Stock and Mr.  Male's achievement  of  individual  performance  goals  based on the  formula set forth above.

                                       7

     The Committee believes that the Company's  executive  compensation  program serves the Company and its  shareholders  by providing a direct link between the interests  of  executive  officers and those of  shareholders  generally  and by helping to attract and retain qualified  executive officers who are dedicated to the long-term success of the Company.

                                          MEMBERS OF THE COMPENSATION COMMITTEE
                                          Robert K. Healey
                                          Stanley T. Jaros
                                          Stuart D. Neidus

Comparative Stock Performance Graph

     The graph and table which  follow show the  cumulative  total return on the
Common Stock during the period from June 30, 1998 through June 30, 2003 with (1)
the total cumulative  return of all companies whose equity securities are traded on the  Nasdaq  Stock  Market  and (2) the total  cumulative  return of  banking companies  traded on the Nasdaq Stock Market.  The  comparison  assumes $100 was invested  on June 30,  1998 in the  Common  Stock  and in each of the  foregoing indices and assumes reinvestment of dividends.  The stockholder returns shown on the performance graph are not necessarily  indicative of the future  performance of the Common Stock or of any particular index.

                       CUMULATIVE TOTAL STOCKHOLDER RETURN
                  COMPARED WITH PERFORMANCE OF SELECTED INDEXES
                       June 30, 1998 through June 30, 2003

[Line graph appears here depicting the cumulative  total  stockholder  return of
$100  invested in the Common Stock as compared to $100 invested in all companies whose equity  securities  are traded on the Nasdaq market and banking  companies whose equity  securities are traded on the Nasdaq  market.  Line graph begins at
June 30,  1998 and plots the  cumulative  total  stockholder  return at June 30,
1998, 1999, 2000, 2001, 2002 and 2003. Plot points are provided below.]

---------------------- ----------- ----------- ---------- ----------- ---------- ----------
                        06/30/98    06/30/99   06/30/00   06/30/01    06/30/02   6/30/03
---------------------- ----------- ----------- ---------- ----------- ---------- ----------
---------------------- ----------- ----------- ---------- ----------- ---------- ----------
COMPANY                  $100.00     $ 86.46    $ 67.60      $79.94    $100.11    $126.34
---------------------- ----------- ----------- ---------- ----------- ---------- ----------
---------------------- ----------- ----------- ---------- ----------- ---------- ----------
NASDAQ                    100.00      143.67     212.43      115.46      78.65      87.33
---------------------- ----------- ----------- ---------- ----------- ---------- ----------
---------------------- ----------- ----------- ---------- ----------- ---------- ----------
NASDAQ BANKS              100.00       98.77      80.98      112.34     125.92     127.79
---------------------- ----------- ----------- ---------- ----------- ---------- ----------

                                       8

Executive Compensation

     Summary  Compensation  Table.  The following  table sets forth the cash and noncash compensation for fiscal 2003 awarded to or earned by the Company's Chief
Executive Officer and other executive  officers whose total salary and bonus for fiscal 2003 exceeded $100,000.  No other executive officer of the Company or the
Bank earned  salary and bonus in fiscal 2003  exceeding  $100,000  for  services rendered in all capacities to the Company and its subsidiaries.

                                             Annual Compensation

       Name and                      Fiscal                              Other Annual
Principal Position                   Year       Salary        Bonus      Compensation (1)

John R. Male                         2003      $221,590     $154,686     $    --
  Chairman of the Board              2002       213,000      137,981          --
  Chief Executive Officer of         2001       179,538       98,338          --
  the Company and the Bank

C. Keith Swaney                      2003      $168,999      $98,313     $    --
  President and Chief Operating      2002       164,112       87,696          --
  Officer of the Company and         2001       148,772       71,022          --
  the Bank, Treasurer of the
  Company and Chief Financial
  Officer of the Bank

Jeffrey N. Male                      2003      $136,499      $79,406     $    --
  Vice President and Secretary       2002       131,253       70,831          --
  of the Company and Executive       2001       120,161       57,365          --
  Vice President of the Bank

                                              Long-Term  Compensation
                                                      Awards               Payouts

                                            Restricted     Securities                          All
       Name and                    Fiscal     Stock        Underlying        LTIP             Other
Principal Position                 Year      Award(s)      Options (2)      Payouts        Compensation

John R. Male                       2003          --          4,620         $  --           $ 190,691(3)
  Chairman of the Board            2002          --          5,082            --             112,248
  Chief Executive Officer of       2001          --          5,590            --             108,197
  the Company and the Bank

C. Keith Swaney                    2003          --          3,960         $  --           $ 226,484(3)
  President and Chief Operating    2002          --          4,356            --             162,964
  Officer of the Company and       2001          --          4,791            --             143,208
  the Bank, Treasurer of the
  Company and Chief Financial
  Officer of the Bank

Jeffrey N. Male                    2003          --          3,080         $  --           $  90,767(3)
  Vice President and Secretary     2002          --          3,388            --              51,491
  of the Company and Executive     2001          --          3,726            --              48,508
  Vice President of the Bank

(1)  Executive officers of the Company receive indirect compensation in the form of certain  perquisites  and other  personal  benefits.  The amount of such benefits  received by each named  executive  officer in fiscal 2003 did not exceed 10% of the executive officer's salary and bonus.
(2)  Adjusted  for 10% stock  dividends  on the  Company's  Common Stock paid on
     August 31, 2001, August 30, 2002 and August 29, 2003.
(3)  Consists of $25,200 and $25,200 in directors' fees paid to John R. Male and
     C. Keith  Swaney,  respectively,  $2,979,  $4,273 and $2,763 of premiums on disability  insurance  policies  paid for the  benefit of John R. Male,  C.
     Keith Swaney and Jeffrey N. Male, respectively,  $6,900, $11,340 and $5,470 of  premiums  on life  insurance  policies  paid for the benefit of John R.
     Male, C. Keith Swaney and Jeffrey N. Male, respectively, $4,422, $4,299 and
     $3,669  of  matching  contributions  paid by the  Company  pursuant  to the
     Company's  401(k) plan for the benefit of John R. Male, C. Keith Swaney and
     Jeffrey N. Male, respectively,  $147,093,  $178,122 and $76,240 accrued for the  benefit  of John R.  Male,  C.  Keith  Swaney  and  Jeffrey  N.  Male,
     respectively,  pursuant  to the Bank's  Supplemental  Executive  Retirement
     Plan,  and $4,097,  $3,250 and $2,625 in payments  made to John R. Male, C.
     Keith  Swaney and Jeffrey N. Male,  respectively,  pursuant to a plan under which all employees receive annual  compensation equal to one week's salary for each year of service above 20 years of service.

                                       9

     Option Grants in Last Fiscal Year. The following table contains information concerning the grant of stock options during the year ended June 30, 2003 to the executive officers named in the Summary Compensation Table set forth above.

                                                                                     Potential Realizable
                      Number of        Percent of Total                                Value at Assumed
                     Securities         Options Granted                              Annual Rates of Stock
                     Underlying          to Employees    Exercise     Expiration      Price Appreciation
Name             Options Granted (1)    in Fiscal Year   Price (1)       Date         for Option Term (2)

                                                                                       5%            10%
John R. Male            4,620                 15.7%        $11.07      11/01/07      $14,137       $31,231
C. Keith Swaney         3,960                 13.4          10.05      11/01/12       25,027        63,439
Jeffrey N. Male         3,080                 10.4          11.07      11/01/07        9,425        20,821

(1)  Amounts are adjusted to reflect the 10% stock  dividend  paid on the Common
     Stock on August 29, 2003. All options become exercisable at the rate of 20%
     per year, with the first 20% having become exercisable on November 1, 2002, the date of grant,  and an  additional  20%  becoming  exercisable  on each anniversary thereafter.
(2)  Represents  the  difference  between the  aggregate  exercise  price of the options  and the  aggregate  value of the  underlying  Common  Stock at the expiration  date of the  options  assuming  the  indicated  annual  rate of appreciation  in the  value of the  Common  Stock as of the date of  grant,
     November 1, 2000,  based on the closing  sale price of the Common  Stock as quoted on the Nasdaq  SmallCap Market adjusted for the 10% dividend paid on the Common Stock on August 29, 2003.

     During the past ten full fiscal  years,  the  Company  has not  adjusted or amended  the  exercise  price of stock  options  previously  awarded  to a named executive  officer,  whether  through  amendment,  cancellation  or  replacement grants,  except as  necessary to adjust the  exercise  price upon the  Company's payment  of  stock  dividends  so as not  to  change  the  economic  benefit  of previously granted options.

     Option  Exercises  in Last  Fiscal Year and  Year-End  Option  Values.  The
following table sets forth information concerning option exercises during fiscal year 2003 and the value of  options  held at the end of fiscal  year 2003 by the
Company's  Chief  Executive  Officer  and other  officers  named in the  Summary
Compensation Table set forth above.

                                                              Number of                   Value of
                       Number of                        Securities Underlying           Unexercised
                        Shares                           Unexercised Options        In-the-Money Options
                      Acquired on        Value          at Fiscal Year-End (3)     at Fiscal Year-End (4)
Name                 Exercise (1)    Realized (2)     Exercisable/Unexercisable  Exercisable/Unexercisable

John R. Male             9,223           $8,762             17,990 / 10,215           $  71,556 / $28,898
C. Keith Swaney             --               --             33,683 /  8,753             177,313 /  32,524
Jeffrey N. Male          6,149           6,579              11,990 /  6,812              47,692 /  19,271

(1)  Not adjusted for the subsequent 10% stock dividend paid on August 29, 2003.
(2)  Calculated  based on the product  of: (a) the number of shares  acquired on exercise,  and (b) the  difference  between  the fair  market  value of the underlying Common Stock on the exercise date,  determined based on the last closing bid price prior to the exercise date, and the exercise price of the options.
(3)  Adjusted for a 10% stock  dividend paid on the Common Stock on September 1,
     1997, a 50% stock  dividend  paid on the Common Stock on August 17, 1998, a
     10% stock  dividend  paid on the Common  Stock on  September 7, 1999, a 10%
     stock  dividend paid on the Company's  Common Stock on September 1, 2000, a
     10% stock dividend paid on the Common Stock on August 31, 2001, a 10% stock dividend  paid on the Common Stock on August 30,  2002,  and a 10% dividend paid on the Common Stock on August 29, 2003.
(4)  Calculated  based on the  product  of: (a) the number of shares  subject to options, and (b) the difference between the fair market value of underlying
     Common Stock at June 30, 2003, determined based on $13.80, the last closing bid  price on June 30,  2003 of the  Common  Stock on the  Nasdaq  SmallCap
     Market,  adjusted to $12.54 to reflect the effect of the 10% stock dividend paid on the Common Stock on August 29, 2003,  and the exercise price of the options.

     Severance Agreements.  The Company and the Bank have entered into severance agreements (the "Severance  Agreements")  with John R. Male, C. Keith Swaney and
Jeffrey N. Male (each of whom is referred to as

                                       10

an "Executive").  The Severance Agreements are for terms of three years. On each anniversary date from the date of commencement of the Severance Agreements,  the term of the Agreements will be extended for an additional one-year period beyond the  then  effective  expiration  date  upon a  determination  by the  Board  of
Directors that the performance of each Employee has met the required performance standards.

     The  Severance  Agreements  provide  that in the  event  of an  Executive's involuntary  termination  of  employment,  or  voluntary  termination  for "good reason,"  within one year  following  a "change in  control"  of the Bank or the
Company  other than for  "cause,"  the  Executive  will  receive  the  following benefits:  (i) a payment equal to two times the Executive's annual  compensation
(base salary plus annual incentive compensation) for the year preceding the year in which  termination  occurred,  payable in a lump sum within 30 days following termination;  (ii) the Bank or the Company  shall cause the  Executive to become fully  vested  in any  benefit  plans,  programs  or  arrangements  in which the
Executive  participated,  and the Bank will contribute to the Executive's 401(k)
plan account the Bank's  matching  and/or  profit  sharing which would have been paid  had the  Executive  remained  in the  employ  of the Bank  throughout  the remainder  of the  401(k)  plan  year;  and (iii)  the  Executive  will  receive continued life, health and disability insurance coverage substantially identical to the coverage maintained by the Bank or the Company for the Executive prior to termination  until  the  earlier  of the  Executive's  employment  with  another employer  or 12 months  following  termination.  "Change in  control" is defined generally in the Severance Agreements as: (i) the acquisition,  by any person or persons  acting in concert  of the power to vote more than 25% of the  Company's voting  securities  or the  acquisition  by a person of the power to direct  the
Company's  management  or policies;  (ii) the merger of the Company with another corporation  on a basis  whereby  less than 50% of the total voting power of the surviving  corporation is represented by shares held by former  shareholders  of the Company prior to the merger; or (iii) the sale by the Company of the Bank or substantially all its assets to another person or entity. In addition,  a change in control occurs when, during any consecutive two-year period, directors of the
Company  or the Bank at the  beginning  of such  period  cease to  constitute  a majority  of the Board of  Directors  of the  Company  or the Bank,  unless  the election of  replacement  directors  was  approved by a  two-thirds  vote of the initial  directors  then in office.  "Good  reason" is defined in the  Severance
Agreements  as any of the  following  events:  (i) a change  in the  Executive's status, title, position or responsibilities which, in the Executive's reasonable judgment, does not represent a promotion, the assignment to the executive of any duties or responsibilities  which, in the Executive's  reasonable judgment,  are inconsistent  with his  status,  title,  position  or  responsibilities,  or the removal  of the  Executive  from  or  failure  to  reappoint  him to any of such positions other than for cause;  (ii) materially  reducing the Executive's  base compensation  as  then  in  effect;  (iii)  the  relocation  of the  Executive's principal  place of employment to a location that is more than 35 miles from the location  where the Executive  previously  was  principally  employed;  (iv) the failure to provide the Executive  with benefits  substantially  similar to those provided to him under existing  employee  benefit plans, or materially  reducing any benefits or depriving  the  Executive of any material  fringe  benefit;  (v)
death;  or (vi) disability  prior to retirement.  In the event that an Executive prevails  over the  Company or the Bank in a legal  dispute as to the  Severance
Agreement, he will be reimbursed for his legal and other expenses.

     Supplemental  Executive  Retirement Plan.  Effective July 1, 1998, the Bank
adopted a Supplemental Executive Retirement Plan (the "SERP"), which is designed to pay  retirement  benefits  from the  general  assets of the Bank to  eligible employees  of the Bank.  Eligibility  to  participate  in the SERP is limited to employees of the Bank who are  designated by the  Compensation  Committee of the
Bank's Board of Directors. Currently, the employees designated to participate in the  SERP  are  John  R.  Male,  C.  Keith  Swaney  and  Jeffrey  N.  Male  (the
"Participants").

     Under the SERP,  commencing upon a Participant's  retirement after reaching age 65, or earlier if approved by the Compensation  Committee, he will receive a benefit  equal to 60% of "final pay" reduced by any benefits  payable  under the
Bank's qualified  retirement plans.  "Final pay" is defined as the Participant's highest year's combined salary and target bonus (under the Management  Incentive
Compensation  Plan) during the Participant's  last five years of employment with the Bank.  The  Participant  will vest in the SERP plan benefits each year, on a pro rata basis,  beginning with the one year  anniversary  date of the effective date  that the  Participant  becomes  eligible  to  participate  in the SERP and continuing with each succeeding annual  anniversary date until attainment of age
65. Upon attainment of age 65 and provided that he has remained  continuously in the employ of the Bank,  the  Participant  will be fully  vested.  A Participant becomes  fully vested prior to age 65 upon death or disability or upon a "change in control," as defined above under "-- Severance  Agreements."  Payments  under the SERP continue for

                                       11

the lifetime of the  Participant or for the joint lives of the  Participant  and his spouse if  actuarially  converted to the  "actuarial  equivalent"  joint and survivor  annuity.  In addition,  benefits are paid in the form of a single life annuity or, upon the request of the Participant and approval of the Compensation
Committee, converted to the "actuarial equivalent" single lump sum distribution.
"Actuarial  equivalent"  is  defined  as a  payment  or  payments  equal  in the aggregate  to the  value  at the  applicable  date  of  the  benefit  determined actuarially on the basis of the current  Pension Benefit  Guarantee  Corporation
("PBGC")  interest  rate and the  mortality  table then in use by the PBGC.  The
Participant  loses all benefits under the SERP in the event his employment  with the Bank is terminated for cause.

Directors' Compensation

     The Bank pays each member of the Board of Directors  an annual  retainer of
$25,200.  In  addition,  directors  may  receive  a fee of  $2,500  per  day for attendance  at  day-long  special  Board  events  such  as  Board  retreats.  No additional  fees are paid by the Company for  attendance  at Board of  Directors meetings.

     In addition,  nonemployee  directors are eligible to participate in the PVF
Capital Corp.  2000 Stock Option Plan,  and the Board of Directors has adopted a schedule for option grants such that shortly  following  each annual  meeting of stockholders, each nonemployee director who served as such at the closing of the annual meeting will be granted  nonqualified  options to acquire 1,000 shares of
Common  Stock.  Pursuant to this  schedule,  options to acquire  1,100 shares of
Common Stock were granted on November 1, 2002 to  nonemployee  Directors  Jaros,
Neidus, Healey, Fallon and Negrelli. In addition, as new directors, nonemployees
Directors Fallon and Negrelli were granted  additional  options to acquire 5,500 shares of Common Stock on November 1, 2002.  The numbers of options  granted set forth above are  adjusted for a 10% stock  dividend  paid on the Common Stock on
August 29,  2003.  All the options have a term of 10 years,  became  exercisable immediately upon grant and have an exercise price equal to the fair market value of the Common Stock on the date of grant.

Indebtedness of Management

     Under applicable law, the Bank's loans to directors and executive  officers must be made on substantially the same terms, including interest rates, as those prevailing for comparable transactions with non-affiliated persons, and must not involve  more than the normal risk of  repayment  or present  other  unfavorable features.  Furthermore,  loans  above the greater of $25,000 or 5% of the Bank's capital and surplus  (i.e,  up to $3.0 million at June 30, 2003) to such persons must be approved in advance by a  disinterested  majority of the Bank's Board of
Directors.

     The Bank has a policy of  offering  loans to  officers  and  directors  and employees in the ordinary course of business,  on substantially  the same terms, including  interest rates and  collateral,  as those  prevailing at the time for comparable transactions with other persons. These loans do not involve more than the normal risk of collectibility or present other unfavorable features.

Certain Business Relationships

     Mr. Stanley T. Jaros, a director of the Company,  is a partner with the law firm of Moriarty & Jaros,  P.L.L.,  which performed services for the Company and the Bank  during the fiscal  year ended June 30,  2003 and  proposes  to perform services  during the fiscal year ending June 30, 2004.  Fees paid by the Company and the Bank to Moriarty & Jaros,  P.L.L.  during the fiscal year ended June 30,
2003 totaled approximately $79,162.

     Mr. Raymond J. Negrelli,  a director of the Company,  is a 50% owner of Bay
Properties Co., an Ohio general  partnership.  Bay Properties Co. is a 50% owner and general partner of Park View Plaza, Ltd ("PVP"), an Ohio limited partnership formed to develop and  operate a 10,000  square  foot  retail  plaza  located in
Cleveland,  Ohio.  PVF Service  Corporation,  a wholly owned  subsidiary  of the
Company,  is a 25% owner and limited partner of PVP. The Bank maintains a branch office in the retail  plaza owned and  operated by PVP and during the year ended
June 30,  2003,  the Bank paid a total of  $58,862  in rent and  operating  cost reimbursements  to PVP.  For the fiscal year ending June 30,  2004,  the Company estimates  that it will  pay a total  of  $58,335  in rent  and  operating  cost reimbursements to PVP.

                                       12

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         PROPOSAL II-- APPROVAL OF THE AMENDMENT AND RESTATEMENT OF THE
   PVF CAPITAL CORP. 2000 INCENTIVE STOCK OPTION PLAN AS THE PVF CAPITAL CORP.
           2000 INCENTIVE STOCK OPTION AND DEFERRED COMPENSATION PLAN
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Introduction

     A proposal  to approve the  amendment  and  restatement  of the PVF Capital
Corp. 2000 Incentive  Option Plan (the  "Incentive  Plan") will be presented for stockholder  approval at the Meeting.  If the amendment and  restatement  of the
Incentive  Plan is approved by  stockholders  at the Meeting,  such plan will be amended and restated as the PVF Capital Corp.  2000  Incentive  Stock Option and
Deferred  Compensation  Plan  (the  "Amended  Incentive  Plan").  The  Board  of
Directors of the Company unanimously approved,  subject to stockholder approval, the Amended Incentive Plan on September 1, 2003.

     In October,  2000, the  stockholders of the Company  approved the Incentive
Stock, which provided for the grant of stock options  ("Options") to purchase up to 250,000 shares of Common Stock (302,500 shares after adjusting for subsequent stock  dividends)  to certain  directors  and key officers and  employees of the
Company and its subsidiaries.  The Amended Incentive Plan provides for the grant of Options and the grant of stock appreciation rights ("SARs"), restricted stock
("Restricted Stock") and unrestricted stock ("Unrestricted Stock") up to a total of 302,500 shares of Common Stock. This proposal does not increase the number of shares of Common Stock  available  for issuance  under the  Incentive  Plan.  At
September 9, 2003,  the closing price of the  Company's  Common Stock was $14.99 per share.  Since the  Company's  directors  and named  executive  officers  are eligible for awards under the Amended  Incentive  Plan, they have an interest in this proposal.

     The Board of Directors believes that approval of the Amended Incentive Plan is  necessary  to  continue  to advance  the  interests  of the  Company and its stockholders  by  providing an incentive  to  directors  and key  employees  for
outstanding   performance  in  order  to  generate   superior   returns  to  the
stockholders,  and to attract,  motivate  and retain the  services of  qualified directors and employees. The additional forms of award that may be granted under the Amended Incentive Plan provide flexibility to implement various compensation strategies as those strategies may change over time.

     No grant of SARs,  Restricted Stock or Unrestricted Stock under the Amended
Incentive Plan will occur until  stockholder  approval of the Amended  Incentive
Plan is obtained.  The terms of the Amended Incentive Plan are summarized below.
The  Amended  Incentive  Plan is  attached  hereto as  Exhibit  B and  should be consulted for additional  information.  All statements made herein regarding the
Amended Incentive Plan are only intended to summarize the Amended Incentive Plan and are qualified in their entirety by reference to the Amended Incentive Plan.

Purpose of the Amended Incentive Plan

     The  purpose of the  Amended  Incentive  Plan is to promote the success and enhance  the value of the  Company  by linking  the  personal  interests  of the members of the Board and the  Company's  employees,  officers and  executives to those  of  Company  shareholders  and by  providing  such  individuals  with  an incentive for outstanding  performance in order to generate  superior returns to shareholders of the Company.  The Amended  Incentive Plan is further intended to provide  flexibility  to the Company in its ability to  motivate,  attract,  and retain the services of members of the Board, employees, officers, and executives of the Company upon whose judgment,  interest, and special effort the successful conduct of the Company's operation is largely dependent.

Description of the Amended Incentive Plan

     Administration.  The Amended  Incentive Plan is administered by a committee
(the "Committee"),  appointed by the Board of Directors,  consisting of at least two directors of the Company who are "Non-employee Directors" within the meaning of the federal  securities  laws.  To the extent  necessary or  desirable,  each member of the Committee shall also qualify as an "outside  director"  within the meaning of the federal tax laws and shall meet

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such  additional  criteria  as may be  necessary  or  desirable  to comply  with regulatory or stock  exchange  rules or  exemptions.  At present,  the Committee consists of Directors Neidus, Healey and Jaros.

     Subject to the terms of the Amended  Incentive Plan, the Committee has sole discretionary  authority to select  participants and grant awards,  to determine the type of awards  granted and the terms and  conditions of awards (which terms and conditions need not be the same in each case), to impose restrictions on any award and to determine the manner in which such restrictions may be removed,  to interpret the Amended  Incentive  Plan and any award  thereunder,  to prescribe, amend and rescind rules and regulations  relating to the Amended  Incentive Plan
and  to  make  all  other  determinations   deemed  necessary  or  advisable  in
administering the Amended Incentive Plan.

     Eligible Persons. Under the Amended Incentive Plan, the Committee may grant awards to directors of the Company or one of its subsidiaries (including members of the Committee)  and to key executives  (which term is deemed to include among others, the president,  any vice president,  the secretary, the treasurer or any manager in charge of a principal  business  unit,  division or function (such as
sales,   administration   or  finance),   any  other   officer  who  performs  a
policy-making  function,  or any other person who performs similar policy-making functions for the Company or any of its  subsidiaries) and who on the grant date is in the employ of the Company or one of its subsidiaries (the "subsidiaries"), as defined in the Internal Revenue Code of 1986, as amended ("Code").  As of the
Record  Date,  the  Company and its  subsidiaries  had eight  directors  and ten employees whom it considered to be key executives eligible to participate in the
Amended Incentive Plan. The Committee is not obligated to treat  participants in the Amended Incentive Plan uniformly.

     Shares  Available for Grant.  The Amended  Incentive Plan reserves  302,500 shares of Common Stock for issuance pursuant to awards granted under the Amended
Incentive  Plan.  Such shares may be (i)  authorized but unissued  shares,  (ii)
shares  held in treasury or (iii)  shares  purchased  by the Company in the open market. Under the Amended Incentive Plan, the maximum number of shares for which
Options and SARs may be awarded to any one participant during any fiscal year is
25,000  shares.  The  aggregate  number of shares of Common Stock  available for grant  under the  Amended  Incentive  Plan and the  maximum  number of shares of
Common  Stock with respect to Options and SARs that may be awarded in any fiscal year will be  appropriately  adjusted for any increase or decrease in the number of shares of Common  Stock of the  Company  resulting  from a stock  dividend or split,  recapitalization,  merger,  consolidation,  combination  or  exchange of shares  or  similar  corporate  change.  In the event  that any award  under the
Amended Incentive Plan is terminated, cancelled, expires, lapses or is forfeited for any reason,  the shares subject to such award,  or the  unexercised  portion thereof,  shall again  become  available  for grant under the Amended  Incentive
Plan.

     Types of Awards and General  Provisions.  Under the Amended Incentive Plan,
the Committee may grant "Awards" to eligible persons, including:

o        Incentive stock options ("ISOs") as defined in Section 422 of the Code;
o        Non-qualified stock options ("NSOs");
o        Stock appreciation rights ("SARs");
o        Restricted Stock; and
o        Unrestricted Stock.

     The  terms and  conditions  of each  Award  will be  reflected  in an award agreement between the Company and the participant  ("Award  Agreement").  Awards may be granted  either alone or in addition to or in tandem with another  Award.
The number of shares covered by each  outstanding  Award and (if applicable) the exercise  price per share shall be  proportionally  adjusted for any increase or decrease in the number of shares of Common Stock of the Company resulting from a subdivision or consolidation of shares or the payment of a stock dividend or any other increase or decrease in the number of shares outstanding  effected without receipt or payment of consideration  by the Company.  The Committee may offer to exchange  or buy out any Award  previously  granted to a  participant  for cash, shares of Common Stock or another  Award,  on such terms and  conditions  as the
Committee shall determine.

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     Stockholder  Rights.  No Award shall give the participant any of the rights of a  stockholder  of the  Company  unless and until the shares of Common  Stock subject to the Award are, in fact, issued to such person in connection with such
Award.

     Options.  ISOs and NSOs together are called "Options." The maximum term for an Option is 10 years from the date of grant, except that the maximum term of an
ISO may not exceed five years if the  optionee  owns more than 10% of the Common
Stock on the date of grant. Each Option granted shall become exercisable at such time  and on  such  conditions  as  determined  by the  Committee  in the  Award
Agreement;  however,  no Option  granted to a participant  who is not a director shall be  exercisable  before the optionee has  completed  one year of continued
employment or service with the Company or one of its subsidiaries.  The exercise price as to any Option shall be the fair market value  (determined under Section
422 of  the  Code)  of the  shares  on the  date  of  grant.  In the  case  of a participant  who owns more than 10% of the combined  voting power of all classes of stock of the Company on the date of grant, such exercise price for an ISO may not be less than 110% of fair market value of the shares. As required by federal tax laws,  if the  aggregate  fair market  value  (determined  when an Option is granted) of the Common Stock with respect to which ISOs are first exercisable by an  optionee  in any  calendar  year  (under all plans of the Company and of any subsidiary) exceeds $100,000,  the Options granted in excess of $100,000 will be treated as NSOs.

     Exercise of Options.  The exercise of Options will be subject to such terms and conditions as are  established by the Committee in the Award  Agreement.  In the absence of Committee action to the contrary,  an otherwise unexpired Option, except for NSOs granted to directors,  shall cease to be exercisable upon (i) an optionee's  termination  of  employment  for  "cause" (as defined in the Amended
Incentive  Plan),  (ii) for ISOs,  the  termination of employment for any reason other than death or  "disability"  (as defined in the Amended  Incentive  Plan),
(iii) for  NSOs,  the date  three  months  after an  optionee's  termination  of employment for a reason other than cause,  death,  or disability,  or earlier if the Option expires in accordance with its terms, (iv) in the case of an optionee who becomes  disabled,  the earlier of the date the Option expires in accordance with its terms or the date one year after the optionee terminates service due to disability,  or (v) in the case of a deceased optionee,  the earlier of the date the Option  expires in accordance  with its terms or the date one year after the optionee's death in the event of death of the optionee during employment.

     An optionee may exercise Options,  subject to provisions  relative to their termination and limitations on their exercise, only by (i) written notice to the
President  of the  Company of intent to exercise  the Option  with  respect to a specified  number of shares of Common  Stock,  and (ii)  payment to the  Company
(contemporaneously  with  delivery  of  such  notice)  with a  cashier's  check, certified  check or  existing  holdings  of Common  Stock held for more than six months of the amount of the exercise price for the number of shares with respect to which the Option is then being  exercised.  Common Stock  utilized in full or partial  payment of the exercise price for Options shall be valued at its market value at the date of exercise.

     Transferability of Options. Each Option granted under the Amended Incentive
Plan shall, by its terms, not be transferable otherwise than by will or the laws of descent and distribution.  Notwithstanding  the foregoing,  a participant who holds  Options may  transfer  such  Options (but not ISOs) to his or her spouse, lineal ascendants,  lineal  descendants,  or to a duly established trust for the benefit  of one or  more  of  these  individuals.  Options  so  transferred  may thereafter be transferred  only to the participant  who originally  received the grant or to an individual or trust to whom the participant  could have initially transferred the Options.

     Stock Appreciation  Rights. The Amended Incentive Plan permits the granting of SARs  by the  Committee.  Each  SAR  shall  be  subject  to  such  terms  and conditions,  including grant price, method of exercise, method of settlement and form of consideration  payable in settlement,  as determined by the Committee in the Award Agreement at the time of the grant.  The Committee shall determine the term of each SAR; however, the term of any SAR granted in tandem with an ISO may not exceed ten (10) years.  If the SAR is granted in connection with an ISO, the grant price of the SAR shall not be less than the fair  market  value of a share of Common Stock on the date of grant.  Upon  exercise of a SAR, the  participant has the right to receive  the excess,  if any,  of the fair market  value on the date of  exercise  of the  number of shares  of Common  Stock to which  such SAR relates, over the grant price of

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such SAR for the number of shares of Common Stock to which such SAR relates. The grant  price of an SAR  related  to an ISO  cannot be less than the fair  market value of a share of Common Stock on the date of grant.

     Stock Awards.  Restricted Stock and Unrestricted  Stock are together called
"Stock  Awards." Each Stock Award shall be subject to such terms and  conditions as determined by the Committee in the Award  Agreement at the time of the grant.
Unrestricted  Stock  awards  may be  granted  by the  Committee  with or without conditions  and may provide for an immediate  or deferred  transfer of shares to the participant.  Restricted Stock awards shall be subject to such  restrictions on  transferability  and risks of forfeiture as the Committee may determine.  If the  participant  terminates  employment with the Company during the restriction period related to any Restricted Stock award, the shares of Common Stock subject to the  restriction  shall be  forfeited;  however,  the Committee may waive any restriction or forfeiture condition related to such shares of Common Stock.

     Performance-Based  Awards. The Amended Incentive Plan permits the Committee to grant Stock Awards  intended to qualify as  "performance-based  compensation"
under  Section  162(m)  of the Code to  certain  participants  that  qualify  as
"covered  employees"  under Section 162(m) of the Code. The terms and conditions of each Performance-Based  Award, including the type of Performance-Based Award, the performance goals to be achieved,  and the performance period (as defined in the  Amended  Incentive  Plan)  during  which  the  performance  goals are to be achieved,  shall be determined  by the  Committee in the Award  Agreement at the time of grant.  The  participant  must be  employed by the Company or one of its subsidiaries on the last day of the performance period to be eligible to receive the Performance-Based  Award. Each Performance-Based  Award must be disclosed to and  approved by the  stockholders  of the  Company  before any shares of Common
Stock subject to the Performance-Based Award are transferred to a participant or any restrictions on such shares lapse.

     Conditions on Issuance of Shares.  The  Committee  shall not be required to issue shares of Common Stock under an Award  unless the issuance  complies  with applicable  laws,  regulation of government  authorities and the requirements of any  exchange on which  shares of Common  Stock are  traded.  In  addition,  the
Committee will have the  discretionary  authority to impose such restrictions on shares of Common Stock issued pursuant to an Award as it may deem appropriate or desirable,  and to  that  end  may  require  that  a  participant  make  certain representations or warranties.

     Limits on Transfers of Awards. No right or interest of a participant in any
Award may be pledged,  encumbered,  or  hypothecated to or in favor of any party other  than the  Company,  or shall  be  subject  to any  lien,  obligation,  or liability of the participant to any other party other than the Company. No Award shall be assignable or transferable  by a participant  other than by will or the laws of descent and distribution,  except that the Committee, in its discretion, may permit a participant  to make a gratuitous  transfer of an Award that is not an ISO to his or her spouse,  lineal descendants,  lineal ascendants,  or a duly established trust for the benefit of one or more of these individuals.

     Elections  to  Defer  Compensation.  The  Amended  Incentive  Plan  permits participants to elect to defer receipt of all or any part of the following forms of compensation:

o        Annual salary;
o        Fiscal year bonus;
o        Director's fees (if the participant is a Director of the Company); or
o        Common Stock or cash deliverable pursuant to an Award (if permitted by the Committee in its discretion).

     All  elections by a  participant  shall remain in full force for all future years until  modified or  revoked.  Upon  becoming  eligible to  participate,  a participant  has thirty  (30) days to make an election  to defer  salary  earned after such  election.  Any increase or decrease in such deferral  amount must be made by December  1st of the  preceding  calendar  year.  An election to defer a fiscal year bonus (or increase or decrease  the amount to be  deferred)  must be made by June 1st of the preceding fiscal year;  however,  a participant may make an  election to defer up to fifty  percent  (50%) of a fiscal year bonus for the fiscal year ending June 30, 2004, if such election is made by December 1, 2003.

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     Deferred Compensation Account. The Company shall establish a special ledger account ("Deferred  Compensation  Account") on the books of the Company for each participant who elects to defer compensation.  Deferred salary shall be credited to the  participant's  Deferred  Compensation  Account  on the  last day of each calendar month. The amount of any deferred salary,  director's fees, fiscal year bonus or Award  will be  credited  to the  participant's  Deferred  Compensation
Account  on the last day of the month in which  such  salary,  director's  fees, fiscal  year bonus or Award  would have become  payable or  transferable  to the participant.

     Investment   Election.   Each  participant  may  elect  that  the  deferred
compensation be credited to his or her Deferred Compensation Account in the form of cash, shares of the Company's Common Stock or such deemed investment  options as are offered by the Board of Directors or the  Committee.  In the absence of a participant  election,  the amount credited to the Deferred Compensation Account shall be credited as cash. Any deferred compensation credited to a participant's
Deferred Compensation Account as cash shall accrue interest at a rate that is no less than the prime rate charged to the Company by its principal bank, but shall not exceed the highest rate paid on Individual  Retirement  Accounts  ("IRA") by the Company  plus two percent (2%) (based on the  weighted  average  daily prime rate or IRA  rate  for the  three  month  period  ending  on the last day of the quarter).

     If a participant  elects for a deferred  amount to be credited as shares of the Company's  Common Stock, his or her Deferred  Compensation  Account shall be credited  with the  number  of  shares  of  Common  Stock  equal in value to the deferred  amount,  with the value of such Common Stock  determined in accordance with  a  valuation  methodology  approved  by  the  Board  of  Directors  or the
Committee.  The Common Stock credited to the Deferred Compensation Account shall merely  constitute a bookkeeping  entry of the Company and the participant shall have no voting,  dividend or other legal or economic rights with respect to such
Common  Stock.  No  actual  shares  of Common  Stock  will be  issued  until the participant receives a distribution from the Deferred  Compensation Plan. At the end of each fiscal quarter,  dividends that would have been payable with respect to such Common Stock shall be credited to the Deferred  Compensation  Account as additional  shares of Common Stock. No participant  will be granted the right to take payment of the Common Stock in cash rather than shares of Common Stock.  If a participant  who has elected to receive  deferred  compensation in the form of shares of Common Stock shall be deemed to have violated the  short-swing  profit rules of the federal  securities laws, then such election shall be void and such deferred  amount shall be credited to the  participant's  Deferred  Compensation
Account as cash.

     Trust.  The  Company  may  establish  one or more  trusts to fund  deferred compensation  obligations  under the Amended Incentive Plan. Each trust shall be permitted  to hold cash,  Common  Stock of the  Company,  or other assets to the extent of the Company's  obligations.  Although the assets of such a trust would be  intended  to be used  for the  exclusive  purpose  of  paying  the  deferred compensation  obligations  under the Amended  Incentive  Plan, the assets of the trust would remain subject to the Company's general creditors.  As a result, the rights of  participants  in any assets of such a trust shall be no greater  than the rights of an unsecured creditor of the Company.

     Distributions. Except in the case of financial hardship, a participant will not receive a distribution from his or her Deferred  Compensation  Account until the earlier of (1) termination of the  participant's  employment or directorship with the  Company or (2) the death or legal  incapacitation  of the  participant
(each a "Distribution Event"). In addition, a Director may, at the time he first becomes eligible to participate in the Deferred  Compensation  Plan,  specify an age  (not  less  than  55  years)  to  receive  distributions  of  his  Deferred
Compensation  Account. The Committee has the authority,  in its sole discretion, to  allow an  early  distribution  from a  participant's  Deferred  Compensation
Account in the event of severe  financial  hardship due to the sudden illness of
the  participant  or  a  participant's   family  member,  or  the  loss  of  the
participant's property due to casualty or other extraordinary circumstance.

     Each participant's  Deferred  Compensation  Account shall be distributed in either a lump sum or in annual  installments over a period of up to ten years as specified  by the  participant  at the  time of his  initial  election  to defer
compensation   ("Distribution   Election").   A   participant   may  change  his
Distribution Election at any time prior to sixty (60) days before a Distribution
Event. If a participant  dies prior to distribution of the entire balance of the
Deferred  Compensation  Account, the undistributed  balance shall be paid to the beneficiary designated by the

                                       17

participant or in the absence of such designation,  to the legal  representative or the person or entity identified in the deceased participant's last will.

     If the participant fails to provide a Distribution  Election,  the Board of
Directors, in its sole discretion, shall determine the Distribution Election. In addition,  the Board of Directors  may, in its sole  discretion,  distribute the balance of a participant's  Deferred Compensation Account in a lump sum, even if the participant  had elected  installment  payments,  in the event a participant whose employment with the Company has been terminated continues to be affiliated with a direct competitor of the Company after reasonable notice from the Board.

     Change in Control.  In the event of a "change in  control" of the  Company, each participant  will be permitted to elect,  during the thirty (30) day period immediately prior to the change in control,  to receive a distribution of all or a portion of his or her Deferred  Compensation  Account during the seven (7) day period after the change in control.  For purposes of the Amended Incentive Plan,
"change in control" means:

     (i) the  acquisition  by a person or persons acting in concert of the power to vote  twenty-five  percent (25%) or more of a class of the  Company's  voting securities;

     (ii) the  acquisition  by a person of the power to direct the  Company's or the Bank's  management  or policies,  if the Board of Directors or the Office of
Thrift Supervision has made a determination that such acquisition constitutes or will  constitute  an  acquisition  of  control  of the Bank or  Company  for the purposes of the Savings & Loan Holding Company Act or the Change in Bank Control
Act and the regulations thereunder;

     (iii) during any period of two (2)  consecutive  years,  individuals who at the  beginning of such period  constitute  the Board of Directors of the Company cease,  for any reason,  to constitute at least a majority  thereof,  unless the election of each Director who was not a Director at the beginning of such period has been approved in advance by Directors representing at least two-thirds (2/3)
of the Directors then in office who were Directors in office at the beginning of the period;  provided,  however,  that for purposes of this clause  (iii),  each
Director who is first elected to the Board (or first  nominated by the Board for election by the shareholders)  with the approval of at least two-thirds (2/3) of the Directors who were  Directors at the beginning of the period shall be deemed to be a Director at the beginning of the two-year period;

     (iv) the  Company  shall have  merged  into or  consolidated  with  another corporation,  or merged another corporation into the Company, on a basis whereby less  than  fifty  percent  (50%) of the  total  voting  power of the  surviving corporation is represented  by shares held by persons who were  shareholders  of the Company immediately before the merger or consolidation; or

     (v) the Company shall have sold to another person (a)  substantially all of the Company's assets or (b) the Bank.

The term "person"  refers to an  individual,  corporation,  partnership,  trust, association, joint venture, pool, syndicate, sole proprietorship, unincorporated organization or other entity.

     Non-Transferability  of Deferred  Compensation.  A  participant's  right to receive  payments of deferred  compensation  are not assignable or transferable, shall not be subject to alienation,  anticipation,  sale, pledge, encumbrance or other  legal  process,  and shall not be in any  manner  subject to the debts or liabilities  of such  participant.  In the event a  participant  attempts such a transfer,  the Committee may, in its  discretion,  terminate such  participant's interest  in such  deferred  compensation  to the  extent  the  Committee  deems necessary  or advisable  to prevent or limit the effects of such  transfer.  Any deferred  compensation  effected  by such  termination  shall be retained by the
Company or the trust and the Committee may, in its sole discretion,  pay to such participant,  his or her spouse or  children  in such a manner as the  Committee deems proper.

     Effect of  Dissolution  and Related  Transactions.  Subject to any required action by the stockholders, if the Company shall be the surviving corporation in any  merger or  consolidation  (except a merger  or  consolidation  in which the stockholders of the Company receive the securities of another corporation), each
Award shall pertain to

                                       18

and apply to the  securities  which a holder  of the  number of shares of Common
Stock subject to the Award would have been  entitled.  Upon a dissolution of the
Company, a sale of all or substantially all of the Company's assets, a merger or consolidation in which the Company is not the surviving corporation, a merger or consolidation  in  which  the  Company  is the  surviving  corporation  but  the stockholders of the Company receive  securities of another  corporation or other property,  or  the  sale  or  disposition  of all  or  substantially  all of the
Company's  assets,  the  Committee,  in its  sole  discretion,  shall  have  the authority (a) to cancel each outstanding  Award and pay to the participant,  for each share of Common Stock  subject to the  cancelled  Award,  an amount in cash equal to the difference between the value of the securities or other property to be received by the holder of a share of Common Stock and the  exercise  price of the Award, or (b) to provide for the exchange of each  outstanding  Award with a substitute  award of the same type with  respect to the  property for which such
Award is exchanged,  with such  adjustments  to the exercise  price or number of shares or amount of property  subject to the  substitute  award as the Committee deems appropriate.

     Duration of Amended  Incentive Plan. The Amended Incentive Plan will expire by its terms on October  16,  2010,  after  which date no Award may be  granted, except that the Amended  Incentive  Plan may be terminated at an earlier date by action of the Board of Directors.  The expiration of the Amended Incentive Plan, or its  termination  by the Board of  Directors,  will not affect any Award then outstanding.

     Amendment and Termination of Amended Incentive Plan. The Board of Directors
shall have  complete  power and authority to amend the Amended  Incentive  Plan, provided,  however, the Board of Directors may not, without the affirmative vote of the  holders  of a  majority  of the voting  stock of the  Company,  make any amendment which would (a) abolish the Committee  without  designating such other
committee,   change  the   qualifications  of  its  members,   or  withdraw  the
administration of the Amended Incentive Plan from its supervision,  (b) increase the  maximum  number of shares for which  Awards may be  granted,  (c) amend the formula for determination of the exercise price of Options,  (d) extend the term of the Amended  Incentive Plan or (e) amend the requirements as to the employees eligible to receive Awards.  In addition,  the Board of Directors shall not make any other amendment to the Amended Incentive Plan without  stockholder  approval to the  extent  necessary  or  desirable  to  comply  with any  applicable  law,
regulation  or  stock  exchange  rule.   Without  the  written  consent  of  the
participant, except as provided in the Amended Incentive Plan, no termination or amendment of the Amended  Incentive Plan shall adversely  affect in any material way any Award previously granted.

     Financial   Considerations.   The   Company   will   receive  no   monetary
consideration  for the granting of Awards under the Amended  Incentive  Plan. It will receive no monetary  consideration other than the exercise price for shares of Common  Stock  issued to  participants  upon  exercise of an Award that is an
Option.

Federal Income Tax Consequences

     ISOs. An optionee  recognizes no taxable  income upon the grant of ISOs. If the optionee holds the shares purchased upon exercise of an ISO for at least two years from the date the ISO is granted,  and for at least one year from the date the ISO is exercised,  any gain realized on the sale of the shares received upon exercise of the ISO is taxed as long-term capital gain. However,  the difference between the fair market  value of the Common  Stock on the date of exercise  and the exercise  price of the ISO will be treated by the optionee as current income in the year of exercise  for  purposes  of the  alternative  minimum  tax. If an optionee  disposes  of the  shares  before the  expiration  of either of the two special  holding  periods  noted  above,  the  disposition  is a  "disqualifying disposition." In this event,  the optionee will be required,  at the time of the disposition of the Common Stock, to treat the lesser of the gain realized or the difference  between the  exercise  price and the fair market value of the Common
Stock at the date of  exercise as ordinary  income,  and the excess,  if any, as capital gain.

     The Company will not be entitled to any  deduction  for federal  income tax purposes as the result of the grant or exercise of an ISO, regardless of whether or not  the  exercise  of the ISO  results  in  liability  to the  optionee  for alternative  minimum tax. However, if an optionee has ordinary income taxable as compensation  as a result of a  disqualifying  disposition,  the Company will be entitled to deduct an equivalent amount.

                                       19

     NSOs. In the case of a NSO, an optionee will recognize ordinary income upon the  exercise of the NSO in an amount equal to the  difference  between the fair market  value of the shares on the date of exercise and the option price (or, if the  optionee  is  subject  to  certain  restrictions  imposed  by  the  federal securities laws, upon the lapse of those restrictions  unless the optionee makes a special  tax  election  within 30 days after the date of  exercise to have the general rule apply).  Upon a subsequent  disposition of such shares,  any amount received by the  optionee in excess of the fair market value of the shares as of the exercise  will be taxed as capital  gain.  The Company will be entitled to a deduction  for  federal  income  tax  purposes  at the same time and in the same amount as the ordinary income  recognized by the optionee in connection with the exercise of a NSO.

     SARs. A participant  recognizes no taxable income upon the grant of an SAR.
Upon the exercise of the SAR, the participant will recognize  ordinary income in an amount equal to excess of the fair market value of the shares  received  over the grant price of such shares  under the SAR.  The Company  will be entitled to deduct for federal  income tax purposes  the same amount as the ordinary  income recognized by the participant at the time of the exercise.

     Restricted  Stock.   Generally,   except  as  described  in  the  following
paragraph, a participant recognizes no taxable income upon the grant or purchase of Restricted  Stock that is subject to a "substantial  risk of  forfeiture," as defined in Section 83 of the Code, until such time as the Restricted Stock is no longer  subject  to the  substantial  risk  of  forfeiture.  At that  time,  the participant  will be taxed, at ordinary income rates, on the difference  between the fair market value of the shares and the amount the participant paid, if any, for the  Restricted  Stock.  The Company will be eligible for a tax deduction at the time the participant  recognizes the income in an amount equal to the income recognized.

     A  participant  may elect,  under  Section  83(b) of the Code, to recognize taxable ordinary income at the time the Restricted Stock is awarded in an amount equal  to the  fair  market  value  of the  shares  at the  time  of the  grant, determined without regard to any forfeiture restrictions. If such an election is made,  the Company  will be  entitled  to a  deduction  at that time in the same amount.  Future appreciation of the shares will be taxed at either the long-term or  short-term  capital gains rate when the shares are sold  depending  upon the length of time the participant held the shares.  However,  if, after making such an election, the shares are forfeited, the participant will be unable to claim a deduction.

     Unrestricted  Stock.  If the  Unrestricted  Stock  award  provides  for the immediate transfer of shares to the participant,  the participant will recognize ordinary income in an amount equal to the fair market value of the shares at the time of grant. If the Unrestricted  Stock award provides for a deferred transfer of shares to the participant,  the participant  will recognize  taxable ordinary income  at the  time  the  Unrestricted  Stock is  actually  transferred  to the participant. The Company will be entitled to a deduction at such time and in the same amount as the participant recognizes income.

     Deferred  Compensation.  For purposes of the federal income tax laws, it is intended that  participants  will not realize taxable income on any compensation that is deferred under the Amended  Incentive Plan at the time such compensation is  earned.  When a  participant  receives  any  distributions  from  his or her
Deferred  Compensation Account, any cash and the fair market value of any shares of Common  Stock  distributed  to the  participant  will be treated as  ordinary income.  The Company  will be entitled  to a  deduction  for federal  income tax purposes  at the  same  time  and in the  same  amount  as the  ordinary  income recognized  by the  participant  in  connection  with a  distribution  from  the participant's Deferred Compensation Account.

New Plan Benefits

     The grant of an Award,  the  types of  Awards  and the  number of shares of
Common  Stock  subject to such Awards  under the Amended Plan are subject to the discretion  of the  Committee;  therefore,  the benefits or amounts that will be received by any participant or group of  participants  in the Amended  Incentive
Plan,  if approved,  including  directors and key  employees,  are not currently determinable.  To date,  only  Options have been  granted to  participants.  The following  table sets forth the  aggregate  number of shares  subject to Options granted during the fiscal year ended June 30, 2003.

                                       20

                                                                                  Number of Shares
                                                                                     Underlying
Name and Position/Group                                                          Options Granted (1)
John R.  Male,  Chairman  of the  Board and Chief  Executive  Officer  of the            4,620
Company and the Bank
C. Keith  Swaney,  Director,  President  and Chief  Operating  Officer of the            3,960
Company and the Bank,  Treasurer of the Company and Chief  Financial  Officer
of the Bank
Jeffery N. Male,  Vice President and Secretary of the Company and Senior Vice            3,080
President of the Bank
Robert K. Healey, Director                                                               1,100
Gerald A. Fallon, Director                                                               6,600
Raymond J. Negrelli, Director                                                            6,600
Stuart D. Neidus, Director                                                               1,100
Stanley T. Jaros, Director                                                               1,100
Ronald D. Holman, II, Director                                                           -- (2)
All Executive Officers as a Group (3 persons)                                           11,660
All Non-Employee Directors as a Group (6 persons)                                       16,500
All Non-Executive Officer Employees as a Group (9 persons)                              13,200
_______________

(1)  Adjusted  for a 10% stock  dividend  paid on the Common Stock on August 29,
     2003.
(2)  Mr.  Holman was not a member of the Board of Directors on November 1, 2002, the date options were granted during the year ended June 30, 2003.

     In addition,  had the Amended Incentive Plan been effective during the year ended June 30, 2003,  the Company  estimates  that it would have  awarded  9,900 shares of Restricted Stock to all  non-executive  officer  employees as a group, with no awards of Restricted Stock to directors or executive  officers.  No SARs would have been awarded during the year ended June 30, 2003.

     The  amount of  benefits  payable  in the  future  as a result of  deferred compensation  under the Amended  Incentive  Plan, if approved,  is not currently determinable  because such benefits  depend on the number of participants in the
Amended  Incentive Plan, the amount of compensation  each participant  elects to defer,  and the fair market  value of the  Company's  Common Stock as it changes over time.

                                       21

Equity Compensation Plans

     The following table sets forth certain information as of June 30, 2003 with respect to the Company's equity compensation plans under which equity securities of the Company are authorized for issuance:

                                   (a)                            (b)                           (c)
                                                                                  Number of securities remaining
                                                                                   available for future issuance
                         Number of securities to be     Weighted-average exercise   under equity compensation
Plan Category                      issued                 price of outstanding     plans (excluding securities
                        upon exercise of outstanding  options, warrants and rights reflected in column (a)) (1)
                      Options, warrants and rights (1)
Equity compensation              367,926                         $8.38                      310,012
  plans approved
  by security holders

Equity compensation                 --                            --                           --
  plans not approved
   by security holders
       Total                     367,926                          8.38                      310,012

(1) Adjusted for a 10% stock  dividend  paid on the Common Stock on September 1,
1997,  a 50% stock  dividend  paid on the Common Stock on August 17, 1998, a 10%
stock  dividend  paid on the Common  Stock on  September  7,  1999,  a 10% stock dividend  paid on the  Company's  Common Stock on September 1, 2000, a 10% stock dividend paid on the Common Stock on August 31, 2001, a 10% stock  dividend paid on the Common  Stock on August 30, 2002,  and a 10% dividend  paid on the Common
Stock on August 29, 2003.

Recommendation and Vote Required

The  Board of  Directors  has  determined  that the  Amended  Incentive  Plan is desirable,  cost  effective,  and  produces  incentives  which will  benefit the
Company and its  stockholders.  The Board of  Directors  is seeking  stockholder approval of the Amended  Incentive Plan, in order to satisfy the requirements of the Code for favorable tax treatment of ISOs, to comply with Nasdaq requirements and to exempt certain option  transactions from the short-swing trading rules of the Securities and Exchange Commission ("SEC").

     Stockholder approval of the Incentive Plan requires the affirmative vote of the  holders of a majority of the votes cast by  stockholders  of the Company at the  Meeting.  The Board of Directors  recommends  a vote "FOR"  approval of the
Amended Incentive Plan.

--------------------------------------------------------------------------------
                             AUDIT COMMITTEE REPORT
--------------------------------------------------------------------------------

     The Audit  Committee  has  reviewed  and  discussed  the audited  financial statements of the Company with  management and has discussed with Crowe,  Chizek and Company LLP ("Crowe,  Chizek"),  the  Company's  independent  auditors,  the matters required to be discussed under  Statements on Auditing  Standards No. 61
("SAS 61"). In addition, the Audit Committee has received from Crowe, Chizek the written  disclosures  and the letter  required to be delivered by Crowe,  Chizek under Independence Standards Board Standard No. 1 ("ISB Standard No. 1") and has
met with  representatives  of Crowe,  Chizek to discuss the  independence of the auditing firm.

     The Audit Committee has reviewed the non-audit  services currently provided by the Company's independent auditor and has considered whether the provision of such services is compatible with  maintaining the  independence of the Company's independent auditors.

                                       22

     Based on the Audit  Committee's  review of the  financial  statements,  its discussion  with  Crowe,  Chizek  regarding  SAS 61, and the  written  materials provided by Crowe Chizek  under ISB  Standard  No. 1 and the related  discussion with Crowe, Chizek of their independence, the Audit Committee has recommended to the Board of Directors that the audited  financial  statements of the Company be included in its Annual  Report on Form 10-K for the year ended June 30, 2003 for filing with the Securities and Exchange Commission.

                                                            THE AUDIT COMMITTEE

                                                               Stuart D. Neidus
                                                               Robert K. Healey
                                                               Gerald A. Fallon

--------------------------------------------------------------------------------
             PROPOSAL III -- RATIFICATION OF APPOINTMENT OF AUDITORS
--------------------------------------------------------------------------------

     The Audit  Committee  of the Board of Directors  has renewed the  Company's arrangements with Crowe, Chizek and Company LLP, independent public accountants, to be its  auditors  for the 2004 fiscal year,  subject to  ratification  by the
Company's  stockholders.  A representative of Crowe, Chizek and Company LLP will be present at the Meeting to respond to  stockholders'  questions  and will have the opportunity to make a statement if he or she so desires.

     The appointment of the auditors must be approved by a majority of the votes cast by the  stockholders of the Company at the Meeting.  The Board of Directors
recommends  that  shareholders  vote "FOR" the  approval of the  appointment  of auditors.

     On January 22, 2002, the Company's Board of Directors dismissed KPMG LLP as its independent  accountants.  Such dismissal  became  effective on February 12,
2002, the date on which KPMG LLP completed its review of the Company's Quarterly
Report on Form 10-Q for the Quarter  Ended  December 31, 2001.  The decision was recommended  by the Audit  Committee of the Board of Directors  and  unanimously approved by the Board.  The firm of Crowe  Chizek and Company,  LLP,  Cleveland,
Ohio, was engaged to perform an audit of the Company's financial  statements for the fiscal year ended June 30, 2002 and to provide other accounting services.

     KPMG LLP  served  as the  Company's  independent  accountants  to audit the
Company's  consolidated  financial  statements for the year ended June 30, 2001.
KPMG LLP's audit report on the Company's financial statements for the year ended
June 30, 2001 did not contain any adverse  opinion or  disclaimer of opinion and was not  qualified  or modified  as to  uncertainty,  audit scope or  accounting principles.

     During the Company's fiscal year ended June 30, 2001 and for the subsequent interim  period  from July 1, 2001  through  February  12,  2002,  there were no disagreements with KPMG LLP on any matter of accounting principles or practices,
financial  statement   disclosure,   or  auditing  scope  or  procedure,   which
disagreements,  if not  resolved  to the  satisfaction  of KPMG LLP,  would have caused them to make reference thereto in their audit report.

--------------------------------------------------------------------------------
                              INDEPENDENT AUDITORS
--------------------------------------------------------------------------------

     Crowe, Chizek and Company LLP, served as the Company's independent auditors for the 2003 and 2002 fiscal years.  For the years ended June 30, 2003 and 2002, the  Company was billed by Crowe,  Chizek and  Company LLP for fees  aggregating
$56,675 and $98,522, respectively. Such fees were comprised of the following:

Audit Fees

     During the fiscal years ended June 30, 2003 and 2002,  the  aggregate  fees billed for professional  services rendered for the audit of the Company's annual financial statements and the reviews of the financial statements

                                       23

included in the Company's Quarterly Reports on Form 10-Q filed during the fiscal years ended June 30, 2003 and 2002 were $33,375 and $43,000, respectively, which were paid to Crowe, Chizek and Company LLP.

Audit-Related Fees

     The aggregate  fees billed for  Audit-Related  services for the fiscal year ended June 30, 2003 and 2002 were $15,550 and $15,000,  respectively.  Such fees were for FDICIA services, review of the Form 10-K and SAS 71 quarterly review.

Tax Fees

     No fees were billed to the Company  for tax  services by Crowe,  Chizek and
Company LLP for the fiscal years ended June 30, 2003 and 2002.

All Other Fees

     The aggregate fees for services not included above were $7,750 and $40,522, respectively,  for the fiscal  years ended June 30,  2003 and 2002.  The fee for fiscal year 2003 related to the 401(k) audit and internal audit assessment,  and the fee for fiscal year 2002 related to  information  systems  internal  control review, 401(k) audit, and internal audit assessment.

--------------------------------------------------------------------------------
             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
--------------------------------------------------------------------------------

     Pursuant to regulations  promulgated  under the Exchange Act, the Company's officers,  directors and persons who own more than 10% of the outstanding Common
Stock  ("Reporting  Persons")  are  required  to file  reports  detailing  their
ownership  and  changes  of  ownership  in  such  Common  Stock   (collectively,
"Reports"),  and to furnish the Company with copies of all such  Reports.  Based solely on its  review of the copies of such  Reports or written  representations that no such Reports were  necessary that the Company  received  during the past fiscal year or with respect to the last fiscal year,  management  believes  that during  the  fiscal  year  ended June 30,  2003,  all of the  Reporting  Persons complied with these reporting requirements.

---------------------------------------------------------------------------------
                                  OTHER MATTERS
--------------------------------------------------------------------------------

     The Board of  Directors  is not aware of any  business  to come  before the
Meeting other than those  matters  described  above in this Proxy  Statement and matters  incident to the conduct of the Meeting.  However,  if any other matters should  properly  come before the  Meeting,  it is intended  that proxies in the accompanying  form  will be voted in  respect  thereof  in  accordance  with the determination of a majority of the Board of Directors.

--------------------------------------------------------------------------------
                                  MISCELLANEOUS
--------------------------------------------------------------------------------

     The cost of  soliciting  proxies will be borne by the Company.  The Company will reimburse  brokerage firms and other  custodians,  nominees and fiduciaries for  reasonable  expenses  incurred by them in sending  proxy  materials  to the beneficial  owners  of Common  Stock.  In  addition  to  solicitations  by mail, directors,  officers and regular  employees  of the Company may solicit  proxies personally or by telegraph or telephone  without  additional  compensation.  The
Company has retained Georgeson  Shareholder,  a proxy soliciting firm, to assist in the solicitation of proxies, for which they will receive a fee of $850.

     The  Company's   Annual  Report  to   Stockholders,   including   financial
statements,  is being  mailed to all  stockholders  of record as of the close of business on the Record Date. Any stockholder who has not received a copy

                                       24

of such  Annual  Report may obtain a copy by  writing  to the  Secretary  of the
Company.  Such  Annual  Report  is not to be  treated  as a  part  of the  proxy solicitation material or as having been incorporated herein by reference.

--------------------------------------------------------------------------------
                              STOCKHOLDER PROPOSALS
--------------------------------------------------------------------------------

     Under the Company's First Amended and Restated  Articles of  Incorporation,
stockholder  proposals  must be  submitted  in writing to the  Secretary  of the
Company at the address  stated later in this  paragraph no less than thirty days nor more than sixty days prior to the date of such meeting;  provided,  however, that if less than forty days'  notice of the  meeting is given to  stockholders, such  written  notice  shall be  delivered  or  mailed,  as  prescribed,  to the
Secretary  of the  Company not later than the close of business on the tenth day following the day on which notice of the meeting was mailed to stockholders. For consideration at the Annual Meeting, a stockholder proposal must be delivered or mailed to the Company's  Secretary no later than September 29, 2003. In order to be eligible  for  inclusion in the  Company's  proxy  materials  for next year's
Annual Meeting of Stockholders,  any stockholder proposal to take action at such meeting must be received at the Company's executive office at 30000 Aurora Road,
Solon,  Ohio  44139,  no later than May 24,  2004.  Any such  proposal  shall be subject to the requirements of the proxy rules adopted under the Exchange Act.

                                              BY ORDER OF THE BOARD OF DIRECTORS

                                              /s/Jeffrey N. Male
                                              JEFFREY N. MALE
                                              SECRETARY
Solon, Ohio
September 19, 2003

--------------------------------------------------------------------------------
                           ANNUAL REPORT ON FORM 10-K
--------------------------------------------------------------------------------

     A COPY OF THE  COMPANY'S  ANNUAL  REPORT ON FORM 10-K FOR THE  FISCAL  YEAR
ENDED JUNE 30, 2003 AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION WILL BE
FURNISHED  WITHOUT  CHARGE TO  STOCKHOLDERS  AS OF THE RECORD DATE UPON  WRITTEN
REQUEST TO: CORPORATE  SECRETARY,  PVF CAPITAL CORP.,  30000 AURORA ROAD, SOLON,
OHIO 44139.

--------------------------------------------------------------------------------

                                       25

                                                                       Exhibit A

                                PVF CAPITAL CORP.
                             AUDIT COMMITTEE CHARTER

                                     PURPOSE

The primary  purpose of the Audit  Committee (the  "Committee") is to assist the
Board of  Directors  (the  "Board")  of PVF Capital  Corp.  (the  "Company")  in
fulfilling   its    responsibility   to   provide   oversight   and   monitoring
responsibilities  by  reviewing:  the  financial  reports  and  other  financial information  provided by the Company to any governmental body or the public; the
Company's  systems of internal controls  regarding  finance,  accounting,  legal compliance  and ethics that  management and the Board have  established  and may establish  from time to time; the Company's  auditing,  accounting and financial
reporting   practices   generally;   and  all  potential  conflict  of  interest
situations,   including  those  arising  from  any  related-party  transactions.
Consistent with this function,  the Audit Committee should encourage  continuous improvement  of,  and  should  foster  adherence  to,  the  Company's  policies, procedures and practices at all levels. The Audit Committee's primary duties and responsibilities are to:

o    Serve as an  independent  and  objective  party to  monitor  the  Company's financial reporting practices and internal control system.
o    Review and appraise the  qualifications  and  performance  of the Company's independent accountants and internal auditing department.
o    Provide an open avenue of communication among the independent  accountants, financial and senior management,  the internal auditing  department and the
     Board of Directors.

                                    AUTHORITY

In discharging its oversight role, the Committee is empowered to investigate any matter brought to its attention with unrestricted access to all books,  records, facilities and personnel of the Company and the power to retain outside counsel, auditors or other experts for this purpose.

                                   MEMBERSHIP

The Committee shall be comprised of at least three members of the Board, and the
Committee's composition will meet the requirements of applicable laws, the Audit
Committee Policy of NASDAQ,  and all rules and regulations of the Securities and
Exchange Commission.

Accordingly, all members will be Directors:

o    Who are independent.  The independence  standard means that,  except in the capacity  as a member of the Board of  Directors  and a member of the audit and any other Board  committee,  the audit  committee  member may not be an employee  of the Company and may not accept any  consulting,  advisory,  or other  compensatory fee from the Company or be an affiliated  person of the
     Company or any of its subsidiaries; and
o    Who are financially  literate or who become  financially  literate within a reasonable period of time after appointment to the Committee. It is desired that at least one member of the Committee  will have  accounting or related financial management expertise.

                              KEY RESPONSIBILITIES

The Committee's job is one of oversight and it recognizes that the management of the Company is responsible for preparing the financial statements of the Company and that the independent  audit firm is responsible for auditing those financial statements. Additionally, the Committee

                                  Page 1 of 3

                                PVF CAPITAL CORP.
                             AUDIT COMMITTEE CHARTER

recognizes that financial  management,  as well as the independent auditor, have more time,  knowledge  and more  detailed  information  on the  Company  than do
Committee members; consequently, in carrying out its oversight responsibilities, the  Committee  is not  providing  any  expert or  special  assurance  as to the
Company's  financial  statements  or any  professional  certification  as to the outside  auditor's  work.  The  members of the  Committee  shall  perform  their responsibilities  in good faith; in a manner each of them reasonably believes to be in the best interest of the Company and in accordance  with  applicable  laws and regulations.

The following functions shall be common recurring activities of the Committee in fulfilling its oversight function:

Independent External Auditor
o    Select,  retain or terminate  the  independent  auditors and, in connection therewith,  annually to receive,  evaluate and discuss with the independent auditors a formal  written report from them setting forth all consulting or
     other  relationships  with  the  Company,   which  shall  include  specific
     representations  as to their  objectivity  and  independence as required by
     Independence Standards Board Statement No. 1.
o    Meet with the Company's independent accountants, including private meetings as necessary,  (i) to review the  arrangements  for and scope of the annual audit and any  special  audits;  (ii) to  discuss  any  matters  of concern relating to the Company's financial  statements,  including any adjustments to such  statements  recommended by the auditors,  or other results of said audit(s);  (iii) to consider  the  auditors'  comments  with respect to the
     Company's financial  policies,  procedures and internal accounting controls and management's  responses thereto; and (iv) to review the form of opinion the independent accountants propose to render to the Board of Directors and shareholders.
o    Approve the  independent  audit firm's  estimated fees for the annual audit and quarterly review work as outlined in its engagement  letter; and review the independent auditors' performance.
o    Review and discuss with the  independent  auditor all necessary  accounting policies and practices to be used, all alternative  treatments of financial information within generally accepted accounting  principles that have been
     discussed  with  management  and  the  risks  of  using  such   alternative
     treatments,   and  other  material  written   communications   between  the
     independent auditor and management.
o    Review, evaluate and approve any non-audit services the independent auditor may perform for the Company and disclose such approved non-auditor services in periodic reports to stockholders.
o    Act as a liaison between the Company's independent accountants and the full
     Board of Directors.
o    As required by law, the Audit Committee  shall assure the regular  rotation of the lead and concurring audit partner, and consider whether there should be a regular rotation of the auditor itself.

Financial Reporting and Disclosures
o    Consider  the  effect  upon  the  Company  of  any  changes  in  accounting
     principles  or  practices   proposed  by  management  or  the   independent
     accountants.

                                  Page 2 of 3

                                PVF CAPITAL CORP.
                             AUDIT COMMITTEE CHARTER

o    Review the Company's  financial  statements,  including  interim  financial statements, annual financial statements with accompanying auditors' opinion and  management  letters,  filings  of Forms  10-K and  10-Q,  the  matters required to be discussed by Statement of Auditing Standards ("SAS") No. 61, and any other financial  reports requiring Board approval before submission to the Securities and Exchange Commission or other government agency.
o    Prepare,  review and  approve the annual  proxy  disclosure  regarding  the activities and report of the Audit Committee for the year.
o    Review and discuss the types of presentation and information to be included in earnings press releases,  and any additional  financial  information and earning guidance generally provided to analysts and rating agencies.
o    Review and discuss the form and content of the certification  documents for the quarterly  reports on Form 10-Q and the annual report on Form 10-K with the general auditor,  the independent  auditor, the chief financial officer and the chief executive officer.
o    Satisfy itself that the Company is in reasonable  compliance with pertinent laws and regulations and conducting its affairs ethically.

Internal Controls
o    Review and discuss with  management,  internal  audit,  and the independent audit firm the quality and adequacy of the Company's internal controls.

o    Review and, if deemed  necessary,  investigate  concerns and/or  complaints regarding  accounting,  internal accounting controls,  or other auditing or questionable  matters  submitted  confidentially  and  anonymously  to  the
     Committee.

Internal Audit

Oversee  the  Company's  internal  audit  function  to  include:  approving  the
Company's  Internal Audit Policy,  approving the  appointment and termination of the Internal  Auditor,  approving the annual audit plan, and reviewing  staffing and results of internal audits.

Communication

Report its  activities  to the full Board of Directors on a regular basis and to make such  recommendations  with  respect to the above and other  matters as the
Committee may deem necessary or appropriate;

                                    APPROVAL

This  Charter  is  subject to annual  review by the  Committee  and the Board of
Directors.

                                  Page 3 of 3

                                                                       Exhibit B

                                PVF CAPITAL CORP.
                           2000 INCENTIVE STOCK OPTION
                                       AND
                           DEFERRED COMPENSATION PLAN

                                    ARTICLE 1
                                     PURPOSE

     1.1 GENERAL.  The purpose of the PVF Capital  Corp.  2000  Incentive  Stock
Option and Deferred Compensation Plan (the "Plan") is to promote the success and enhance the value of PVF Capital Corp.  (the  "Company") by linking the personal interests of the members of the Board and the Company's employees,  officers and executives to those of Company  shareholders  and by providing such  individuals with an incentive  for  outstanding  performance  in order to generate  superior returns to shareholders of the Company.  The Plan is further intended to provide flexibility to the Company in its ability to motivate,  attract,  and retain the services of members of the Board,  employees,  officers,  and  executives of the
Company upon whose judgment, interest, and special effort the successful conduct of the  Company's  operation  is largely  dependent.  For purposes of this Plan,
"Company" shall be deemed to include  subsidiaries of PVF Capital Corp.,  unless the context requires otherwise.

                                    ARTCLE 2
                            EFFECTIVE DATE AND TERM

     2.1 EFFECTIVE  DATE. The Plan was originally  effective as of September 26,
2000 (the "Effective Date").  The Plan, as hereby amended and restated,  will be effective as of the date it is approved by the  shareholders of the Company.  No
Awards  which could not have been  granted  under the prior  version of the Plan shall be made prior to shareholder approval of this amended and restated version of the Plan.

     2.2 TERM.  Unless sooner  terminated by the Board, the Plan shall terminate on the tenth (10th)  anniversary  of the  Effective  Date,  and no Awards may be granted under the Plan thereafter.  The termination of the Plan shall not affect any Award that is outstanding on the  termination  date,  without the consent of the Participant.

                                   ARTICLE 3
                          DEFINITIONS AND CONSTRUCTION

     3.1  DEFINITIONS.  When a word or  phrase  appears  in this  Plan  with the initial letter capitalized, and the word or phrase does not commence a sentence, the word or phrase shall  generally be given the meaning  ascribed to it in this
Section or in Sections 1.1 or 2.1 unless a clearly different meaning is required by the  context.  The  following  words and  phrases  shall  have the  following meanings:

     (a)  "Award" means any Option,  Stock Appreciation Right,  Restricted Stock
          Award, Unrestricted Stock Award, or Performance-Based Award granted to a Participant under the Plan.

     (b)  "Award  Agreement"  means a writing,  in such form as the Committee in its discretion shall prescribe, evidencing an Award.

     (c)  "Bank" means Park View Federal Savings Bank.

     (d) "Board" means the Board of Directors of the Company.

     (e)  "Cause"  means,  in the good faith  determination  of the  Board,  the
          Participant's personal dishonesty,  incompetence,  willful misconduct, breach  of  fiduciary  duty  involving  personal  profit,  intentional failure to perform  stated  duties,  or willful  violation of any law, rule or regulation (other than traffic violations or similar offenses)
          or final  cease-and-desist  order.  No act,  or failure to act, on the
          Participant's part shall be considered  "willful" unless he has acted, or  failed  to act,  with an  absence  of good  faith  and  without  a reasonable  belief  that his  action or failure to act was in the best interest of the Company.

     (f)  "Change in Control" means:

          (1)  the  acquisition  by a person or persons acting in concert of the power to vote twenty-five percent (25%) or more of a class of the
               Company's voting securities;

          (2)  the  acquisition by a person of the power to direct the Bank's or
               Company's  management  or policies,  if the Board of Directors or
               the  OTS  has  made  a   determination   that  such   acquisition
               constitutes  or will  constitute an acquisition of control of the
               Bank or the Company for the  purposes of the Savings  &  Loan
               Holding  Company  Act or the Change in Bank  Control  Act and the
               regulations thereunder;

          (3)  during any period of two (2) consecutive  years,  individuals who at the  beginning  of such period  constitute  the members of the
               Board cease,  for any reason,  to  constitute at least a majority thereof,  unless  the  election  of each  director  who was not a director at the  beginning  of such  period has been  approved in advance by directors  representing at least  two-thirds  (2/3) of the directors  then in office who were directors in office at the beginning of the period; provided,  however, that for purposes of this clause (3),  each director who is first elected to the Board
               (or  first   nominated   by  the  Board  for   election   by  the
               shareholders)  with the approval of at least  two-thirds (2/3) of the directors  who were  directors at the beginning of the period shall be deemed to be a director at the beginning of the two-year period;

          (4)  the Company shall have merged into or  consolidated  with another corporation, or merged another corporation into the Company, on a basis  whereby less than fifty  percent (50%) of the total voting power of the surviving  corporation is represented by shares held by  persons  who were  shareholders  of the  Company  immediately before the merger or consolidation; or

          (5)  the Company shall have sold to another  person (i)  substantially all of the Company's assets or (ii) the Bank.

The term "person"  refers to an  individual,  corporation,  partnership,  trust, association, joint venture, pool, syndicate, sole proprietorship, unincorporated organization or other entity.

     (g)  "Code"  means the  Internal  Revenue  Code of 1986,  as  amended,  and regulations promulgated thereunder.

     (h)  "Committee" means the committee of the Board described in Article 4.

     (i)  "Covered  Employee"  means an  Employee  who is a  "covered  employee"
          within the meaning of Section 162(m) of the Code.

     (j)  "Deferred   Compensation   Account"  means  the  bookkeeping   account
          established  for each  Participant  pursuant  to Section  12.2 of this
          Plan.

     (k)  "Disability"  shall have the meaning set forth in Section  22(e)(3) of the Code.

     (l)  "Distribution Event" means an event as a result of which a Participant is entitled to receive the balance of his or her Deferred Compensation
          Account pursuant to Section 12.3 of this Plan, namely (i) with respect to a Participant  who is an employee of the Company and the portion of his or her Deferred  Compensation  Account attributable to an Award or other  compensation  earned as an employee,  the date the  Participant terminates  his or her  employment  with the  Company,  and (ii)  with respect a Participant  who is a member of the Board and the portion of his or her Deferred  Compensation  Account attributable to an Award or other compensation earned as a member of the Board, the earlier of (A)
          the date the Participant  terminates his or her service as a member of the Board,  or (B) the  Participant's  attainment of the age specified
          (not younger than age 55) in an election form filed by the Participant with the Committee at such time as he or she first becomes eligible to defer compensation pursuant to Article 12 of this Plan.

                                       2

     (m)  "Exchange Act" means the Securities  Exchange Act of 1934, as amended, and the regulations promulgated thereunder.

     (n)  "Fair Market Value" means, as of any given date, the fair market value of  Stock on a  particular  date  determined  in  accordance  with the requirements of Section 422 of the Code.

     (o)  "Incentive  Stock Option" means an Option that is intended to meet the requirements  of Section  422 of the Code or any  successor  provision thereto.

     (p)  "Non-Employee Director" means a member of the Board who qualifies as a
          "Non-Employee  Director"  as  defined  in Rule  16b-3(b)(3)  under the
          Exchange Act, or any successor definition adopted by the Board.

     (q)  "Non-Qualified  Stock  Option" means an Option that is not intended to be an Incentive Stock Option.

     (r)  "Option" means a right granted to a Participant under Article 7 of the
          Plan to purchase  Stock at a specified  price  during  specified  time periods.  An  Option  may be  either an  Incentive  Stock  Option or a
          Non-Qualified Stock Option.

     (s)  "Participant"  means a  person  who,  as a  member  of the  Board,  an employee,  officer,  or executive of the Company,  has been granted an
          Award under the Plan,  or who has been  designated as eligible to make an election to defer compensation under this Plan.

     (t)  "Performance-Based  Awards"  means  Stock  Awards  granted to selected
          Covered Employees  pursuant to Article 9, but which are subject to the terms and  conditions  set forth in Article 10. All  Performance-Based
          Awards are  intended  to qualify as  "performance-based  compensation"
          under Section 162(m) of the Code.

     (u)  "Performance  Criteria" means the criteria that the Committee  selects for purposes of establishing the Performance Goal or Performance Goals for a Participant for a Performance  Period. The Performance  Criteria
          that will be used to  establish  Performance  Goals may  include,  but shall  not be  limited  to,  one or  more  of the  following:  pre- or after-tax net earnings,  sales growth,  operating earnings,  operating
          cash  flow,  working  capital,   return  on  net  assets,   return  on
          stockholders' equity, return on assets, return on capital, Stock price growth,  stockholder returns, gross or net profit margin, earnings per share, price per share of Stock, and market share, any of which may be measured  either in absolute  terms or as compared to any  incremental increase  or as compared  to results of a peer  group.  The  Committee shall,  within  the time  prescribed  by  Section  162(m) of the Code,
          define  in  an  objective   fashion  the  manner  of  calculating  the
          Performance Criteria it selects to use for such Performance Period for such Participant.

     (v)  "Performance  Goals"  means,  for  a  Performance  Period,  the  goals established  in writing by the  Committee for the  Performance  Period based upon the  Performance  Criteria.  Depending  on the  Performance
          Criteria used to establish such  Performance  Goals,  the  Performance
          Goals may be expressed in terms of overall Company  performance or the performance  of a  division,  business  unit,  or an  individual.  The
          Committee,  in its  discretion,  may,  within the time  prescribed  by
          Section  162(m) of the  Code,  adjust or  modify  the  calculation  of
          Performance Goals for such Performance  Period in order to prevent the dilution or enlargement of the rights of Participants (i) in the event of, or in  anticipation  of, any  unusual or  extraordinary  corporate item, transaction,  event, or development,  or (ii) in recognition of, or in  anticipation  of,  any other  unusual  or  nonrecurring  events affecting the Company, or the financial  statements of the Company, or in response to, or in  anticipation  of,  changes in applicable  laws, regulations, accounting principles, or business conditions.

     (w)  "Performance  Period" means the one or more periods of time, which may be of varying and overlapping durations,  as the Committee may select, over which the  attainment  of one or more  Performance  Goals will be measured for the purpose of determining a Participant's  right to, and the payment of, a Performance-Based Award.

                                       3

     (x)  "Plan" means the PVF Capital  Corp.  2000  Incentive  Stock Option and
          Deferred  Compensation  Plan (formerly known as the "PVF Capital Corp.
          2000 Incentive Stock Option Plan"), as set forth herein.

     (y)  "Restricted  Stock Award" means Stock granted to a  Participant  under
          Article  9 that is  subject  to  certain  restrictions  and to risk of forfeiture.

     (z)  "Stock"  means  the  common  stock  of  the  Company  and  such  other securities of the Company that may be  substituted  for Stock pursuant to Article 13.

     (aa) "Stock  Appreciation  Right"  or  "SAR"  means  a right  granted  to a
          Participant  under  Article  8 to  receive  a  payment  equal  to  the difference between the Fair Market Value of a share of Stock as of the date of exercise  of the SAR over the grant  price of the SAR,  all as determined pursuant to Article 8.

     (bb) "Stock Award" means a Restricted Stock Award or an Unrestricted  Stock
          Award.

     (cc) "Unrestricted  Stock Award" means Stock granted to a Participant under
          Article 9 that is not subject to restrictions or a risk of forfeiture.

                                   ARTICLE 4
                                 ADMINISTRATION

     4.1 COMMITTEE.  The Plan shall be administered by a Committee appointed by, and which serves at the discretion of, the Board. The Committee shall consist of at least two individuals,  each of whom qualifies as a Non-Employee Director. To the extent  necessary  or  desirable  each  member of the  Committee  shall also qualify as an "outside  director"  under Code Section 162(m) and the regulations issued  thereunder.  The  members of the  Committee  shall meet such  additional criteria as may be necessary or  desirable  to comply with  regulatory  or stock exchange  rules or exemptions.  The Company will pay all reasonable  expenses of the Committee.

     4.2  AUTHORITY OF  COMMITTEE.  Subject to any specific  designation  in the
Plan, the Committee has the exclusive power, authority and discretion to:

          (a)  Designate Participants to receive Awards;

          (b)  Determine  the type or  types of  Awards  to be  granted  to each
               Participant;

          (c)  Determine  the number of Awards to be  granted  and the number of shares of Stock to which an Award will relate;

          (d)  Determine the terms and conditions of any Award granted under the
               Plan  including  but not limited to, the  exercise  price,  grant price, or purchase price,  any restrictions or limitations on the
               Award,  any  schedule  for lapse of  forfeiture  restrictions  or restrictions on the exercisability of an Award, and accelerations or waivers thereof,  based in each case on such considerations as the Committee in its sole discretion determines;

          (e)  Amend,  modify,  or terminate  any  outstanding  Award,  with the
               Participant's  consent  unless the Committee has the authority to amend,  modify,  or terminate an Award without the  Participant's consent under any other provision of the Plan.

          (f)  Determine  whether,  to what extent, and under what circumstances an Award may be settled in, or the exercise price of an Award may be paid in, cash, Stock,  other Awards, or other property,  or an
               Award may be canceled, forfeited, or surrendered;

          (g)  Prescribe  the form of each  Award  Agreement,  which need not be identical for each Participant;

                                       4

          (h)  Decide all other  matters that must be  determined  in connection with an Award;

          (i)  Establish, adopt, revise, amend or rescind any guidelines,  rules and  regulations  as  it  may  deem  necessary  or  advisable  to administer the Plan; and

          (j)  Interpret the terms of, and rule on any matter arising under, the
               Plan or any Award Agreement;

          (k)  Make all other decisions and determinations  that may be required under the Plan or as the Committee  deems  necessary or advisable to  administer  the  Plan,  including  but not  limited  to,  the determination of whether and to what extent any Performance Goals have been achieved; and

          (l)  Retain  counsel,  accountants  and  other  consultants  to aid in exercising its powers and carrying out its duties under the Plan.

     4.3 DECISIONS  BINDING.  The  Committee's  interpretation  of the Plan, any
Awards  granted  under  the Plan,  any Award  Agreement  and all  decisions  and determinations  by the  Committee  with  respect  to the Plan  shall  be  final, binding,  and  conclusive  on all  parties  and any other  persons  claiming  an interest in any Award or under the Plan.

                                    ARTICLE 5
                           SHARES SUBJECT TO THE PLAN

     5.1 NUMBER OF SHARES.  Subject to adjustment  provided in Section 13.1, the aggregate  number of shares of Stock  reserved and available for grant under the
Plan shall be two hundred and fifty thousand (250,000).

     5.2 LAPSED AWARDS.  To the extent that an Award  terminates,  is cancelled, expires, lapses or is forfeited for any reason,  including,  but not limited to, the failure to achieve any Performance Goals, any shares of Stock subject to the
Award will again be available for the grant of an Award under the Plan.

     5.3 STOCK  DISTRIBUTED.  Any  Stock  distributed  pursuant  to an Award may consist,  in whole or in part, of authorized and unissued Stock,  treasury Stock or Stock purchased on the open market.

     5.4 LIMITATION ON NUMBER OF SHARES SUBJECT TO AWARDS.  Notwithstanding  any
provision in the Plan to the contrary,  and subject to the adjustment in Section
13.1,  the maximum  number of shares of Stock with  respect to Options and Stock
Appreciation  Rights  that may be  granted  to any one  Participant  during  the
Company's fiscal year shall be twenty-five thousand (25,000).

                                    ARTICLE 6
                          ELIGIBILITY AND PARTICIPATION

     6.1  ELIGIBILITY.  Persons eligible to participate in this Plan include all members of the Board and any key  executive of the Company  (which term shall be deemed to include among others,  the president,  any vice president,  secretary, treasurer  or any manager in charge of a principal  business  unit,  division or function  (such as sales,  administration  or  finance),  any other  officer who performs a policy  making  function,  or any other person who  performs  similar policy making functions for the Company or any of its  subsidiaries)  and who on the  date of any  Award  is in the  employ  of the  Company  or one of its  then subsidiary corporations, as defined in Section 424 of the Code.

     6.2  ACTUAL  PARTICIPATION.  Subject  to the  provisions  of the Plan,  the
Committee  may, from time to time,  select from among all eligible  individuals, those to whom Awards shall be granted and shall  determine the nature and amount of each Award.  No individual  shall have any right to be granted an Award under this Plan.

                                       5

                                   ARTICLE 7
                                  STOCK OPTIONS

     7.1 GENERAL.  The Committee is authorized to grant Options to  Participants on the following terms and conditions:

          (a)  EXERCISE  PRICE.  The exercise  price per share of Stock under an
               Option shall be the Fair Market Value as of the date of grant.

          (b)  TIME AND CONDITIONS OF EXERCISE.  Except as provided herein,  the
               Committee  shall  determine  the time or times at which an Option may be exercised in whole or in part.  The  Committee  shall also determine the performance or other conditions,  if any, that must be  satisfied  before all or part of an Option may be  exercised;
               provided,  however,  in no event  shall an  Option  granted  to a
               Participant  who is not a  member  of the  Board  be  exercisable before  the  Participant  has  completed  one  year of  continued
               employment  or service  with the  Company.  An Option  will lapse
               immediately  if  a  Participant's   employment  or  services  are
               terminated for Cause.

               (1)  The Option of any Participant whose employment is terminated for any reason,  other than for death,  Disability  or Cause shall be exercisable to the extent provided therein, through the  earlier  of  the  date  which  is  three  months  after termination  of  employment  or the date  that  such  Option expires  in  accordance  with its  terms,  and shall  expire thereafter.

               (2)  In the event of the death of a Participant while an employee of the Company or within three months after the  termination of employment of the Participant for other than Cause, or in the event of the  termination of employment by a Participant for Disability, the Option may be exercised as follows:

                    (A)  In the  event  of the  death  of a  Participant  during employment or the death of the Participant within three
                         months after the  termination  of employment  for other
                         than  Cause,  each Option  granted to such  Participant
                         shall be exercisable to the extent provided therein but
                         not later than one year after his or her death (but not
                         beyond the stated  duration  of the  Option).  Any such
                         exercise  shall be made only by or to the  executor  or
                         administrator of the estate of the deceased Participant
                         or person or persons to whom the deceased Participant's
                         rights  under the Option shall pass by will or the laws
                         of descent and distribution and to the extent,  if any,
                         that the deceased  Participant was entitled at the date
                         of his or her death.

                    (B)  In  the  case  of a  Participant  whose  employment  is terminated on account of  Disability,  the Option shall
                         be  exercisable  or  payable  to  the  extent  provided
                         therein on the earlier of one year after termination of
                         employment  or the date that  such  Option  expires  in
                         accordance  with its terms.  During  such  period,  the
                         Option may be exercised by the Participant with respect
                         to the same number of shares, in the same manner and to
                         the same  extent as if the  Participant  had  continued
                         employment during such period.

               (3)  Each Option granted under the Plan shall, by its terms,  not be  transferable  otherwise  than  by  will  or the  laws of descent and distribution.  Notwithstanding the foregoing, or any other  provision of this Plan, a  Participant  who holds
                    Options may transfer such Options (but not  Incentive  Stock
                    Options) to his or her  spouse,  lineal  ascendants,  lineal descendants,  or to a duly established trust for the benefit of one or more of these individuals.  Options so transferred may thereafter be transferred  only to the  Participant  who originally  received the grant or to an  individual or trust to whom the Participant could have initially transferred the
                    Options  pursuant to this Section  7.1(b)(3).  Options which are transferred  pursuant to this Section 7.1(b)(3) shall be exercisable  by the  transferee  according to the same terms and conditions as applied to the Participant.

               (4)  For  the  purposes  of  this  Section,  Options  granted  to directors  may  be  exercised  at  any  time  prior  to  the expiration date of the Option.  In the event of the death of the director,  Options may be exercised at any time prior to the  expiration  date of the  option.  Any such  exercise or payment  shall  be  made  only  by or  to  the  executor  or administrator  of the  estate of the  deceased  Director  or person or persons  to whom the  deceased  Director's  rights under the  Option  shall pass by will or the laws of descent and  distribution  and to  the  extent,  if  any,  that  the deceased  Director  was  entitled  at the date of his or her death.

                                       6

          (c)  PAYMENT.  An Option shall be exercised by giving a written notice to the  President of the Company  stating the number of shares of
               Stock with  respect to which the  Option is being  exercised  and containing  such other  information  as the President may request and  by  tendering  payment  therefore  with a  cashier's  check, certified  check, or with existing  holdings of Common Stock held for more than six months.

          (d)  EVIDENCE OF GRANT.  All Options  shall be  evidenced  by an Award
               Agreement.  The Award  Agreement  shall  include such  additional provisions as may be specified by the Committee.

     7.2 INCENTIVE STOCK OPTIONS.  Incentive Stock Options shall be granted only to employees and the terms of any Incentive Stock Options granted under the Plan must comply with the following additional rules:

          (a)  EXERCISE  PRICE.  The exercise  price per share of Stock shall be set by the  Committee,  provided that the exercise  price for any
               Incentive Stock Option may not be less than the Fair Market Value as of the date of the grant.

          (b)  EXERCISE.  In  no  event,  may  any  Incentive  Stock  Option  be exercisable for more than ten years from the date of its grant.

          (c)  LAPSE OF OPTION.  An Incentive Stock Option shall lapse under the following circumstances.

               (1)  The  Incentive  Stock  Option shall lapse ten years from the date it is  granted,  unless an  earlier  time is set in the
                    Award Agreement.

               (2)  The Incentive  Stock Option shall lapse upon  termination of employment for Cause or for any other reason, other than the
                    Participant's death or Disability, unless otherwise provided in the Award Agreement.

               (3)  If the  Participant  terminates  employment  on  account  of
                    Disability  or death  before the Option  lapses  pursuant to paragraph (1) or (2) above, the Incentive Stock Option shall lapse, unless it was previously exercised, on the earlier of
                    (i) the date on which the Option  would have  lapsed had the
                    Participant  not  become  Disabled  or  lived  and  had  his
                    employment   status  (i.e.,   whether  the  Participant  was
                    employed  by the  Company on the date of his  Disability  or death  or had  previously  terminated  employment)  remained
                    unchanged;   or  (ii)  12  months  after  the  date  of  the
                    Participant's   termination  of  employment  on  account  of
                    Disability or death.

          (d)  INDIVIDUAL  DOLLAR  LIMITATION.  The aggregate  Fair Market Value
               (determined  as of the time an Award  is made) of all  shares  of
               Stock with  respect to which  Incentive  Stock  Options are first exercisable  by a Participant in any calendar year may not exceed
               $100,000.00 or such other limitation as imposed by Section 422(d)
               of the Code,  or any  successor  provision.  To the  extent  that
               Incentive Stock Options are first exercisable by a Participant in excess  of  such  limitation,  the  excess  shall  be  considered
               Non-Qualified Stock Options.

          (e)  TEN PERCENT OWNERS. An Incentive Stock Option shall be granted to any individual who, at the date of grant,  owns stock  possessing more than ten percent of the total  combined  voting power of all classes of Stock of the Company only if such Option is granted at a price  that is not less than 110% of Fair  Market  Value on the date of grant and the Option is exercisable for no more than five years from the date of grant.

          (f)  RIGHT TO EXERCISE.  During a Participant's lifetime, an Incentive
               Stock Option may be exercised only by the Participant.

                                       7

                                   ARTICLE 8
                            STOCK APPRECIATION RIGHTS

     8.1  GRANT  OF  SARs.   The  Committee  is  authorized  to  grant  SARs  to
Participants on the following terms and conditions:

          (a)  RIGHT TO  PAYMENT.  Upon  the  exercise  of a Stock  Appreciation
               Right,  the  Participant  to whom it is granted  has the right to receive the excess, if any, of:

               (1)  The  Fair  Market  Value  of a share of Stock on the date of exercise; over

               (2)  The  grant  price  of  the  Stock   Appreciation   Right  as
                    determined  by the  Committee,  which shall not be less than the  Fair  Market  Value  of a share of Stock on the date of grant in the case of any SAR related to any Incentive  Stock
                    Option.

          (b)  OTHER  TERMS.  All such  Awards  shall be  evidenced  by an Award
               Agreement. The terms, methods of exercise, methods of settlement, form of consideration payable in settlement,  and any other terms
               and  conditions  of  any  Stock   Appreciation   Right  shall  be
               determined by the Committee at the time of the grant of the Award and shall be reflected in the Award Agreement.

                                   ARTICLE 9
                                  STOCK AWARDS

     9.1 GRANT OF STOCK. The Committee is authorized to grant Unrestricted Stock
Awards and Restricted  Stock Awards to  Participants in such amounts and subject to such terms and  conditions as determined  by the  Committee.  All such Awards shall be evidenced by an Award Agreement.

     9.2 ISSUANCE AND RESTRICTIONS.  An Unrestricted Stock Award may provide for a transfer of shares of Stock to a Participant at the time the Award is granted, or it may  provide  for a  deferred  transfer  of  shares  of Stock  subject  to conditions prescribed by the Committee. Restricted Stock Awards shall be subject to such restrictions on transferability and risks of forfeiture as the Committee may impose.  These restrictions and risks may lapse separately or in combination at such times, under such circumstances,  in such installments, or otherwise, as the Committee determines at the time of the grant of the Award or thereafter.

     9.3 FORFEITURE. Except as otherwise determined by the Committee at the time of the grant of the Award or thereafter,  upon termination of employment  during the applicable  restriction  period,  Stock subject to a Restricted  Stock Award that is at that time  subject  to  restrictions  shall be  forfeited,  provided, however,  that the  Committee  may  provide in any  Restricted  Stock Award that restrictions  or forfeiture  conditions  relating to the Stock will be waived in whole or in part in the event of terminations  resulting from specified  causes, and the Committee may in other cases waive in whole or in part  restrictions  or forfeiture conditions relating to the Stock.

     9.4  CERTIFICATES  FOR RESTRICTED  STOCK.  Restricted  Stock Awards granted under the Plan may be evidenced in such manner as the Committee shall determine.
If certificates  representing shares of Stock subject to Restricted Stock Awards are  registered  in the  name  of the  Participant,  certificates  must  bear an
appropriate  legend  referring  to  the  terms,  conditions,   and  restrictions
applicable  to such  shares,  and the  Company  may, at its  discretion,  retain physical  possession  of the  certificate  until  such  time  as all  applicable restrictions lapse.

                                   ARTICLE 10
                            PERFORMANCE-BASED AWARDS

     10.1  PURPOSE.  The purpose of this Article 10 is to provide the  Committee the  ability  to  qualify  the  Awards  under  Article  9 as  "performance-based compensation"  under  Section  162(m)  of the  Code.  If the  Committee,  in its
discretion,  decides to grant a  Performance-Based  Award to a Covered Employee, the  provisions  of this Article 10 shall  control  over any contrary  provision contained in Article 10.

                                       8

     10.2  APPLICABILITY.  This  Article 10 shall  apply  only to those  Covered
Employees  selected by the Committee to receive  Performance-Based  Awards.  The
Committee may, in its discretion,  grant Stock Awards to Covered  Employees that do not satisfy the requirements of this Article 10. The designation of a Covered
Employee  as a  Participant  for a  Performance  Period  shall not in any manner
entitle  the  Participant  to  receive  an  Award  for  the  period.   Moreover,
designation of a Covered Employee as a Participant for a particular  Performance
Period shall not require  designation of such Covered  Employee as a Participant in any subsequent  Performance Period and designation of one Covered Employee as a Participant shall not require  designation of any other Covered Employees as a
Participant in such period or in any other period.

     10.3  DISCRETION  OF COMMITTEE  WITH RESPECT TO  PERFORMANCE  AWARDS.  With
regard  to a  particular  Performance  Period,  the  Committee  shall  have full discretion  to  select  the  length  of such  Performance  Period,  the  type of
Performance-Based  Awards to be issued, the kind and/or level of the Performance
Goal,  and  whether  the  Performance  Goal is to  apply to the  Company  or any division or business unit thereof.

     10.4 PAYMENT OF PERFORMANCE-BASED  AWARDS. Unless otherwise provided in the relevant Award  Agreement,  a Participant must be employed by the Company on the last day of the Performance Period to be eligible for a Performance-Based  Award for such  Performance  Period.  In determining  the actual size of an individual
Performance-Based Award, the Committee may reduce or eliminate the amount of the
Performance-Based  Award earned for the Performance  Period,  if in its sole and absolute discretion, such reduction or elimination is appropriate.

     10.5 SHAREHOLDER APPROVAL.  The Board shall disclose to the shareholders of the Company the material terms of any Performance - Based Award,  and shall seek approval of the  shareholders  of the Performance - Based Award before any Stock is transferred to a Participant, or before any restrictions with respect to same lapse,  pursuant to such Award. The Committee shall certify that the Performance
Goals with respect to any  Performance - Based Award have been  achieved  before any Stock is  transferred  to a  Participant,  or before any  restrictions  with respect to same lapse.  Such  disclosure,  approval and  certification  shall be effected in accordance  with the  requirements  of Section  162(m)(4)(C)  of the
Code.

                                   ARTICLE 11
                         PROVISIONS APPLICABLE TO AWARDS

     11.1  STAND-ALONE AND TANDEM AWARDS.  Awards granted under the Plan may, in the discretion of the Committee,  be granted either alone, in addition to, or in tandem with, any other Award granted under the Plan.  Awards granted in addition to or in tandem with other  Awards may be granted  either at the same time as or at a different time from the grant of such other Awards.

     11.2 EXCHANGE  PROVISIONS.  The Committee may at any time offer to exchange or buy out any previously granted Award for a payment in cash, Stock, or another
Award,  based  on  the  terms  and  conditions  the  Committee   determines  and
communicates to the Participant at the time the offer is made.

     11.3  TERM OF  AWARD.  The term of each  Award  shall be for the  period as determined  by the  Committee,  provided  that in no event shall the term of any
Incentive Stock Option or a Stock  Appreciation Right granted in tandem with the
Incentive Stock Option exceed a period of ten years from the date of its grant.

     11.4 LIMITS ON TRANSFER. No right or interest of a Participant in any Award may be pledged,  encumbered,  or  hypothecated to or in favor of any party other than the Company, or shall be subject to any lien,  obligation,  or liability of such  Participant  to any other party other than the Company.  No Award shall be assignable or  transferable  by a Participant  other than by will or the laws of descent and  distribution,  except that the Committee,  in its  discretion,  may permit a  Participant  to make a gratuitous  transfer of an Award that is not an
Incentive  Stock  Option  to his  or  her  spouse,  lineal  descendants,  lineal ascendants,  or a duly established trust for the benefit of one or more of these individuals.

     11.5 BENEFICIARIES. Notwithstanding Section 11.4, a Participant may, in the
manner  determined by the  Committee,  designate a  beneficiary  to exercise the rights of the Participant and to receive any distribution

                                       9

with respect to any Award upon the  Participant's  death. A  beneficiary,  legal guardian,  legal  representative,  or other person claiming any rights under the
Plan is subject to all terms and conditions of the Plan and any Award applicable to the Participant,  except to the extent the Plan and Award otherwise  provide, and to any  additional  restrictions  deemed  necessary  or  appropriate  by the
Committee.  If no beneficiary has been  designated or survives the  Participant, payment shall be made to the Participant's estate.  Subject to the foregoing,  a beneficiary  designation  may be changed or revoked by a Participant at any time provided the change or revocation is filed with the Committee.

     11.6 STOCK CERTIFICATES.  Notwithstanding  anything herein to the contrary, the  Company  shall  not be  required  to  issue  or  deliver  any  certificates evidencing  shares of Stock  pursuant to the exercise of any Awards,  unless and until the Board has  determined,  with advice of counsel,  that the issuance and delivery  of such  certificates  is in  compliance  with  all  applicable  laws, regulations of governmental authorities and, if applicable,  the requirements of any  exchange  on which  the  shares of Stock are  listed or  traded.  All Stock certificates  delivered under the Plan are subject to any  stop-transfer  orders and other  restrictions  as the Committee deems necessary or advisable to comply with Federal,  state, or foreign  jurisdiction,  securities or other laws, rules and regulations and the rules of any national  securities  exchange or automated quotation system on which the Stock is listed,  quoted, or traded. The Committee may place legends on any Stock certificate to reference restrictions  applicable to the Stock. In addition to the terms and conditions provided herein, the Board may require that a Participant make such reasonable covenants,  agreements,  and representations  as the Board,  in its  discretion,  deems advisable in order to comply with any such laws, regulations, or requirements.

     11.7 LOAN AGREEMENTS. Each Award shall be subject to the condition that the
Company  shall not be  obligated  to issue or transfer  any Stock or cash to the holder of the Award,  upon the exercise or vesting  thereof,  if at any time the
Committee  or the Board shall  determine  that the  issuance or transfer of such
Stock or cash would be in violation of any covenant in any of the Company's loan agreements or other contracts.

                                   ARTICLE 12
                            DEFERRAL OF COMPENSATION

     12.1 RIGHT TO DEFER COMPENSATION.

          (a)  TYPES OF DEFERRALS. Any Participant designated by the Board or by the  Committee  may elect to defer (i) all or any  portion of the
               Participant's  salary, (ii) any percentage of a fiscal year bonus determined  by the Board or other duly  constituted  authority or delegate  to be paid to such  Participant,  or  (iii)  all or any portion of the Participant's director's fees. Such election shall remain in force for all future  years until  modified or revoked.
               In  addition,  the  Committee,  in its  discretion,  may permit a
               Participant  to elect to defer his or her  receipt of the payment of cash or the  delivery of shares of Stock that would  otherwise be due to such  Participant  pursuant to an Award.  Any  election under this Section 12.1 shall be made by written notice delivered to the Board or Committee,  specifying the amount (or percentage)
               of salary and/or bonus and/or directors' fees and/or the award to be deferred.

          (b)  TIMING OF  ELECTIONS.  A  Participant  may, at any time within 30 days of first becoming eligible to participate in this Plan, make an election to defer salary or director's  fees earned after such election.  Any increase or decrease in future deferrals of salary or director's  fees earned during a calendar year must be made by
               December 1 of the preceding calendar year. A Participant may make an initial  election to defer a bonus for a fiscal  year,  or may elect to increase  or decrease  the amount of a fiscal year bonus to be  deferred,  if  such  election  is  made  by  June 1 of the preceding fiscal year; provided,  however, that a Participant may make an  election to defer up to fifty  percent  (50%) of a bonus for the fiscal year ending June 30, 2004 if such election is made by December 1, 2003. A Participant  may make an election to defer the  receipt  of cash or shares  of Stock  otherwise  payable  or
               transferable  to  the   Participant   pursuant  to  an  Award  in
               accordance with the terms of such Award.

                                       10

     12.2 DEFERRED COMPENSATION ACCOUNTS.

          (a)  ESTABLISHMENT OF ACCOUNTS. A Deferred Compensation Account in the
               name of each  Participant  who has elected to defer  compensation under the Plan shall be  established  and maintained as a special ledger  account on the books of the  Company.  On the last day of each calendar  month in which salary or director's  fees deferred under this Plan would have become  payable to a  Participant  (in the absence of an election to defer payment thereof),  the amount of such deferred  salary or director's  fees shall be credited to the Participant's  Deferred Compensation Account. On the last day of the month in which the bonuses  deferred under this Plan would have  become  payable  to a  Participant  in  the  absence  of an election to defer  payment  thereof,  the amount of such deferred
               bonus   shall  be   credited   to  the   Participant's   Deferred
               Compensation  Account.  On the last day of the  month in which an
               Award would have otherwise  become payable or  transferable  to a
               Participant  in the  absence  of an  election  to  defer  receipt thereof,  the amount of such deferred  Award shall be credited to the Participant's Deferred Compensation Account.

          (b)  DEEMED INVESTMENT OF ACCOUNT BALANCE.

               (i)  Except as otherwise  provided by the terms of an Award,  the
                    Participant   shall,  at  the  time  of  making  a  deferred
                    compensation  election  under  this Plan,  make an  election directing the Company to credit to the Deferred Compensation
                    Account in that  calendar  year based upon the options  made available by the Board or designated Committee which options may include either cash, Stock, or a combination of cash and
                    Stock  equal in value to the  amount of the  current  year's salary or bonus deferred under the Plan. In addition to cash or  Stock,  the  Board  or the  Committee  may  offer to the
                    Participant  such  deemed  investment  options  as it  shall decide are appropriate.  Such investment options may include deemed  investments  in individual  stocks or bonds,  mutual funds,  and such  other  investment  options as the Board or
                    Committee  may choose.  The Board or Committee  shall not be required to offer the same deemed investment options to each
                    Participant but may restrict certain  investment  options to designated  Participants.  In  the  absence  of  a  contrary election by a Participant, the amount credited to a Deferred
                    Compensation Account shall be credited as cash.

               (ii) If the  Participant  directs that any amount credited to the
                    Deferred  Compensation  account be  credited  in the form of
                    Stock,  the Board shall credit to the Deferred  Compensation
                    Account  sufficient  shares  of Stock  equal in value to the
                    Deferred Compensation Account balance, or such lesser amount as the  Participant  shall  direct.  The value of such Stock
                    shall  be  determined   in   accordance   with  a  valuation
                    methodology  approved  by the  Board  or by  the  Committee.
                    Except as provided in Section 12.6,  such Stock  credited to the Deferred  Compensation Account shall merely constitute a bookkeeping  entry of the  Company,  and (except as provided herein) the Participant shall have no voting,  dividend,  or other legal or economic  rights with  respect to such Stock.
                    At the end of each fiscal quarter,  an amount  equivalent to all dividends  which would  otherwise have been payable with respect  to such Stock  shall be  credited  to the  Deferred
                    Compensation  Account as additional Stock. The amount of the
                    Participant's Deferred Compensation Account that is credited as cash  shall  accrue  interest  at a rate no less than the prime rate  charged  the Company by its  principal  bank and shall  not  exceed  the  highest  rate  paid  on  Individual
                    Retirement  Accounts  ("IRAs")  by the Bank plus two percent
                    (2%). Such interest with respect to a Deferred  Compensation
                    Account shall be credited to such account  quarterly,  based on the weighted average daily prime rate or the IRA rate for the  three (3)  month  period  ending on the last day of the quarter.

               (ii) The Participant shall elect the portion of their deferral to be  allocated  to Stock or cash or such other option as made available  by the Board at the time of making such  election to defer  compensation.  Such  allocation may not be amended with respect to such deferral. Any allocation to Stock shall be paid in the form of Stock. No Participant will be granted the right to take  payment of the Stock in cash  rather than in shares.

               (iii)If, at any time,  the deferral of a Participant is allocated to  Stock,  and such  Participant  shall be  deemed  to have violated the  short-swing  profit rules of Section  16(b) of the Exchange Act through such allocation,  the allocation to
                    Stock  shall be void and such  allocation  shall  default to cash.

                                       11

     12.3 PAYMENT OF DEFERRED COMPENSATION.

          (a)  IN  GENERAL.   Amounts  credited  to  a  Participant's   Deferred
               Compensation  Account  shall be  payable  upon the  Participant's
               Distribution Event. The Participant shall determine the method of distributing the amounts in the Deferred  Compensation Account at the time the first  election to  participate in the Plan is made, which shall be either a single  distribution or a series of up to ten (10)  consecutive,  substantially  equal annual  installments paid to such Participant or his or her  beneficiary,  as the case may be, on or before  January 15 of each year,  commencing in the year  following the  Distribution  Event.  If no such election is made, the method of  distribution  shall be determined  solely by the Board. If the Participant has elected to receive  installment distributions,  and less than the full value of the Participant's
               Deferred  Compensation Account balance has been distributed as of the date of his or her death,  the  balance  shall be paid to the
               Participant's  beneficiary in accordance  with the same method in effect at the  Participant's  death,  except that the beneficiary may elect,  with the  consent of the  Committee,  to receive  the balance of the  Deferred  Compensation  Account in a single  lump
               sum.   For   purposes  of  this   Article  12,  a   Participant's
               "beneficiary"  shall mean the person or persons designated by the
               Participant  pursuant  to Section  11.5 of this Plan,  or, in the absence of such  designation  or if no such person  survives  the
               Participant,  the  Participant's  estate.  If any  portion of the
               Participant's  Deferred  Compensation  Account is  credited  with
               Stock,  then  distributions  from that  portion  of the  Deferred
               Compensation Account shall be made directly in the form of Stock.
               Undistributed  amounts shall  continue to earn interest or accrue dividends, as the case may be.

          (b)  MODIFICATION  OF  PAYMENT  TERMS.  A  Participant  may  change  a
               Distribution  Election at any time at least sixty (60) days prior to a Distribution Event. If a Participant electing to participate in the Plan  ceases to be an  employee of the Company or a member of the Board,  prior to full payment of the entire  amount in the
               Deferred  Compensation  Account,  shall, after reasonable warning from the Board,  persist in an affiliation with any business that is a  principal  competitor  with a  significant  portion  of the business  conducted  by the Company,  the entire  balance of such
               Deferred  Compensation  Account  may, if directed by the Board in its sole discretion, be paid immediately to such Participant in a lump sum.  In the event a  Participant  dies  prior to  receiving payment  of  the  entire  amount  in  the  Deferred  Compensation
               Account,  the unpaid balance shall be paid to such beneficiary as may have been  designated  by the  Participant  in writing to the
               Company as the person,  firm or trust to receive  any  post-death distribution  under this Plan, or, in the absence of such written designation,  to the legal  representative or any person, firm or organization designated in the Participant's last will to receive such distributions.

          (c)  CHANGE  IN  CONTROL.  In the  event of a  Change  in  Control,  a
               Participant shall be permitted to elect to receive a distribution of all or a portion of his or her Deferred  Compensation Account, provided that any such election hereunder must be made within the period commencing thirty days prior to such Change in Control and ending on the date of such  Change in Control.  Any  distribution pursuant to this Section 12.3(c) shall be made (i) in the form of cash and/or Stock as his or her Deferred  Compensation Account is
               allocated and (ii) within seven (7) days subsequent to the Change in Control.

          (d)  HARDSHIP  DISTRIBUTION IN THE CASE OF FINANCIAL EMERGENCY.  Prior
               to the time a  Deferred  Compensation  Account  of a  Participant would  otherwise  become  payable,  the  Committee,  in its  sole discretion,  may  elect to  distribute  all or a  portion  of the
               Deferred  Compensation  Account  in the  event  such  Participant requests a distribution by reason of severe  financial  hardship.
               For purposes of this Plan,  severe  financial  hardship  shall be deemed  to exist in the  event the  Committee  determines  that a
               Participant  needs a  distribution  to meet  immediate  and heavy financial needs resulting from a sudden or unexpected  illness or accident  of the  Participant,  or a member of his or her family, loss of the  Participant's  property  due to  casualty,  or other similar extraordinary and unforeseeable  circumstances arising as a result of events  beyond  the  control  of the  Participant.  A distribution  based on  financial  hardship  shall not exceed the amount  required to meet the immediate  financial need created by the  hardship.  In the event the  Participant  is a member of the
               Committee making such  determination,  the Participant  shall not participate in the decision by the Committee.

     12.4 TRUST PROVISIONS.

          (a)  ESTABLISHMENT  OF TRUST.  The Company may in its sole  discretion establish  one or more  trusts to provide a source of payment for its obligations  under the Plan and such trust shall be permitted to hold  cash,  Stock,  or  other  assets  to the  extent  of the
               Company's obligations hereunder. The Company may, but is

                                       12

               not  required  to,  utilize a single  trust  with  respect to its obligations  to  Participants  who are  members  of the Board and
               Participants who are not members of the Board.

          (b)  CLAIMS  OF  COMPANY'S  CREDITORS.  All  assets  held by any trust created hereunder and all distributions to be made by any trustee pursuant to this Plan and any trust agreement shall be subject to the  claims  of  general  creditors  of  the  Company,  including judgment  creditors  and  bankruptcy  creditors.  The rights of a
               Participant  or his or her  beneficiaries  in or to any assets of the trust  shall be no greater  than the  rights of an  unsecured creditor of the Company.

          (c)  NOTIFICATION  OF  INSOLVENCY.  In the event the  Company  becomes insolvent,  the Chief Executive Officer and Chairman of the Board
               of the  Company  shall  immediately  notify the  trustees  of all trusts created hereunder of that fact. The trustees shall make no distributions  to any  Participant  or any  beneficiary  from any assets held in trust pursuant to the Plan after such notification is received or at any time after the trustee has actual knowledge that the Company is insolvent.  Under any such circumstance,  the trustee shall  dispose of property held in trust  pursuant to the
               Plan only as a court of competent  jurisdiction  may direct.  For purposes of this Plan, the Company shall be deemed "insolvent" by the trustee if the Company is subject to a pending  voluntary  or involuntary  proceeding  as a  debtor  under  the  United  States
               Bankruptcy  Code,  as the same may be amended  from time to time, whether or not the Company  has  provided  the  trustee  with the notification  required by this Section 12.4(c), or if the trustee has been  notified  pursuant  to this  Section  12.4(c)  that the
               Company is insolvent.

     12.5 NON-ASSIGNMENT.  No right or interest of any Participant or any person claiming  through  or under  such  Participant  in the  Particiapant's  Deferred
Compensation  Account shall be assignable  or  transferable  in any manner or be subject to alienation,  anticipation,  sale, pledge,  encumbrance or other legal process (including execution,  levy,  garnishment,  attachment,  bankruptcy,  or otherwise)  or in any  manner be  subject  to the debts or  liabilities  of such
Participant.  If any  Participant  or any such person shall  attempt to or shall transfer, assign, alienate,  anticipate,  sell, pledge or otherwise encumber his or her  benefits  hereunder or any part  thereof,  or if by reason of his or her bankruptcy or other event happening at any time such benefits would devolve upon anyone else or would not be enjoyed by him or her,  then the  Committee,  in its discretion,  may terminate his or her interest in any such benefit to the extent the Committee  considers  necessary or advisable to prevent or limit the effects
of  such  occurrence.   Termination  shall  be  effected  by  filing  a  written
declaration of termination  with the Committee's  records and making  reasonable efforts to deliver a copy to such Participant or any such other person or his or her legal  representative.  As long as any  Participant  is alive,  any  amounts affected by the  termination  shall be retained by the Company or the trustee of any  trust  established  pursuant  to  Section  12.4 of this  Plan  and,  in the
Committee's  sole and  absolute  discretion,  may be paid to or expended for the benefit of such  Participant,  his or her spouse,  his or her  children,  or any other  person or persons in fact  dependent  upon him or her in such a manner as the Committee shall deem proper.

                                   ARTICLE 13
                          CHANGES IN CAPITAL STRUCTURE

13.1 GENERAL.

          (a)  SHARES  AVAILABLE  FOR  GRANT.  In the event of any change in the number  of  shares  of Stock  outstanding  by reason of any stock
               dividend  or  split,  recapitalization,   merger,  consolidation,
               combination  or exchange of shares or similar  corporate  change, the maximum  aggregate  number of shares of Stock with respect to which the  Committee  may  grant  Awards  shall be  appropriately adjusted  by the  Committee.  In the  event of any  change in the number  of  shares  of Stock  outstanding  by reason of any other event or transaction,  the Committee may, but need not, make such adjustments  in the  number  and class of  shares  of Stock  with respect to which Awards may be granted as the  Committee may deem appropriate.

          (b)  OUTSTANDING  AWARDS -  INCREASE  OR  DECREASE  IN  ISSUED  SHARES
               WITHOUT  CONSIDERATION.  Subject  to any  required  action by the shareholders  of the  Company,  in the event of any  increase  or decrease in the number of issued shares of Stock resulting from a subdivision or consolidation of shares of Stock or the payment of a stock dividend (but only on the shares of Stock),  or any other increase  or  decrease  in the  number  of such  shares  effected without receipt or payment of consideration  by the Company,  the

                                       13

               Committee  shall  proportionally  adjust  the number of shares of
               Stock subject to each  outstanding  Award and the exercise  price per share of Stock of each such Award.

          (c)  OUTSTANDING  AWARDS - CERTAIN  MERGERS.  Subject to any  required action by the shareholders of the Company,  in the event that the
               Company  shall be the  surviving  corporation  in any  merger  or consolidation  (except a merger or  consolidation  as a result of which  the  holders  of  shares of Stock  receive  securities  of another corporation),  each Award outstanding on the date of such merger  or  consolidation  shall  pertain  to  and  apply  to the securities  which a  holder  of the  number  of  shares  of Stock subject  to such  Award  would have  received  in such  merger or consolidation.

          (d)  OUTSTANDING AWARDS - CERTAIN OTHER TRANSACTIONS.  In the event of
               (i) a dissolution or  liquidation of the Company,  (ii) a sale of all or substantially all of the Company's assets,  (iii) a merger or  consolidation  involving  the Company in which the Company is not the surviving  corporation or (iv) a merger or  consolidation involving  the  Company  in which the  Company  is the  surviving corporation but the holders of shares of Stock receive securities of another corporation and/or other property, including cash, the
               Committee shall, in its absolute discretion, have the power to:

               (1)  cancel,  effective  immediately  prior to the  occurrence of such event, each Award outstanding immediately prior to such event  (whether  or not  then  exercisable),  and,  in  full consideration of such  cancellation,  pay to the Participant to whom such Award was  granted an amount in cash,  for each share of Stock subject to such Award, respectively, equal to the excess of (A) the value,  as determined by the Committee in its absolute discretion, of the property (including cash)
                    received  by the  holder  of a share of Stock as a result of such event over (B) the exercise of such Award; or

               (2)  provide  for  the   exchange   of  each  Award   outstanding
                    immediately  prior  to  such  event  (whether  or  not  then exercisable)  for an  option,  a stock  appreciation  right,
                    restricted   stock   award,   performance   share  award  or
                    performance-based  award with  respect  to, as  appropriate, some  or  all  of the  property  for  which  such  Award  is
                    exchanged   and,   incident   thereto,   make  an  equitable
                    adjustment  as  determined  by the Committee in its absolute discretion  in the  exercise  price or value of the  option, stock appreciate right, restricted stock award,  performance share  award or  performance-based  award or the  number  of shares or amount of property  subject to the  option,  stock appreciation  right,  restricted  stock  award,  performance share award or  performance-based  award or, if appropriate, provide for a cash payment to the  Participant  to whom such
                    Award was granted in partial  consideration for the exchange of the Award, or any combination thereof.

          (e)  OUTSTANDING  AWARDS - OTHER  CHANGES.  In the  event of any other change in the  capitalization  of the Company or corporate change other than those  specifically  referred to in this Article,  the
               Committee may, in its absolute discretion,  make such adjustments in the number and class of shares  subject to Awards  outstanding on the date on which  such  change  occurs  and in the per  share exercise  price  of each  Award  as the  Committee  may  consider appropriate to prevent dilution or enlargement of rights.

          (f)  NO OTHER  RIGHTS.  Except as expressly  provided in the Plan,  no
               Participant shall have any rights by reason of any subdivision or consolidation of shares of stock of any class, the payment of any dividend,  any  increase  or  decrease in the number of shares of stock of any class or any dissolution,  liquidation,  merger,  or consolidation of the Company or any other corporation.  Except as expressly  provided  in the Plan,  no  issuance by the Company of shares of stock of any  class,  or  securities  convertible  into shares of stock of any class,  shall affect, and no adjustment by reason  thereof  shall be made with  respect  to,  the  number of shares of Stock subject to an Award or the exercise  price of any
               Award.

                                   ARTICLE 14
                    AMENDMENT, MODIFICATION, AND TERMINATION

     14.1 AMENDMENT, MODIFICATION, AND TERMINATION. At any time and from time to time, the Board may terminate, amend or modify the Plan; provided, however, that the Board shall not, without the affirmative vote of the holder of a majority of the voting stock of the Company,  make any amendment which would (i) abolish the
Committee without designating such other committee, change the qualifications of its members,  or withdraw the  administration  of the Plan from its supervision,
(ii) increase the maximum number of shares of Stock

                                       14

for which  Awards may be granted  under the Plan,  (iii)  amend the  formula for determination  of the exercise price Options,  (iv) extend the term of the Plan, and (v) amend the  requirements as to the employees  eligible to receive Awards;
and further  provided that no other amendment shall be made without  shareholder approval to the extent necessary or desirable to comply with any applicable law, regulations or stock exchange rule.

     14.2 AWARDS PREVIOUSLY  GRANTED.  Except as otherwise provided in the Plan, including  without  limitation,  the  provisions of Article 13, no  termination, amendment,  or modification  of the Plan shall adversely  affect in any material way any Award previously  granted under the Plan, without the written consent of the Participant.

                                   ARTICLE 15
                               GENERAL PROVISIONS

     15.1 NO RIGHTS TO AWARDS. No Participant,  employee,  or other person shall have any claim to be granted any Award  under the Plan,  and neither the Company nor the  Committee  is  obligated to treat  Participants,  employees,  and other persons uniformly.

     15.2 NO  STOCKHOLDERS  RIGHTS.  No Award gives the  Participant  any of the rights of a stockholder  of the Company  unless and until shares of Stock are in fact issued to such person in connection with such Award.

     15.3  WITHHOLDING.  The Company  shall have the  authority and the right to deduct or withhold,  or require a Participant to remit to the Company, an amount
sufficient  to  satisfy   Federal,   state,   and  local  taxes  (including  the
Participant's  FICA  obligation)  required by law to be withheld with respect to any taxable event  arising as a result of this Plan. A Participant  may elect to have the Company withhold from those Stock that would otherwise be received upon the exercise of any Option,  a number of shares having a Fair Market Value equal to the minimum  statutory amount  necessary to satisfy the Company's  applicable federal,  state,  local  and  foreign  income  and  employment  tax  withholding obligations.

     15.4 NO RIGHT TO EMPLOYMENT  OR SERVICES.  Nothing in the Plan or any Award
Agreement  shall  interfere with or limit in any way the right of the Company to terminate any Participant's  employment or services at any time, nor confer upon any Participant any right to continue in the employ of the Company.

     15.5  INDEMNIFICATION.  To the extent  allowable under applicable law, each member of the Committee or of the Board shall be  indemnified  and held harmless by the Company from any loss,  cost,  liability,  or expense that may be imposed upon or reasonably  incurred by such member in connection with or resulting from any claim,  action,  suit, or proceeding to which he or she may be a party or in which he or she may be  involved by reason of any action or failure to act under the  Plan  and  against  and  from  any  and all  amounts  paid by him or her in satisfaction of judgment in such action,  suit, or proceeding against him or her provided  he or she gives the Company an  opportunity,  at its own  expense,  to handle and defend the same before he or she  undertakes  to handle and defend it on his or her own behalf.  The foregoing right of  indemnification  shall not be exclusive  of any other rights of  indemnification  to which such persons may be entitled under the Company's Articles of Incorporation or Bylaws, as a matter of law, or otherwise,  or any power that the Company may have to indemnify  them or hold them harmless.

     15.6 FRACTIONAL  SHARES.  No fractional shares of stock shall be issued and the Committee shall determine, in its discretion, whether cash shall be given in lieu of fractional  shares or whether such fractional shares shall be eliminated by rounding up or down as appropriate.

     15.7  GOVERNMENT  AND OTHER  REGULATIONS.  The obligation of the Company to make payment of awards in Stock or otherwise  shall be subject to all applicable laws,  rules, and regulations,  and to such approvals by government  agencies as may be required.  The Company shall be under no obligation to register under the
Securities  Act of 1933,  as amended,  any of the shares of Stock paid under the
Plan. If the shares paid under the Plan may in certain  circumstances  be exempt from registration under the Securities Act of 1933, as amended, the

                                       15

Company  may  restrict  the  transfer  of such shares in such manner as it deems advisable to ensure the availability of any such exemption.

     15.8 GOVERNING LAW. The Plan and the terms of all Awards shall be construed in accordance with and governed by the laws of the State of Ohio.

                                       16

                                 REVOCABLE PROXY
                                PVF CAPITAL CORP.

                         ANNUAL MEETING OF STOCKHOLDERS
                                October 20, 2003

     The  undersigned  hereby  appoints  Robert K. Healey,  Stuart D. Neidus and
Gerald A. Fallon,  with full powers of  substitution,  to act as  attorneys  and proxies for the  undersigned,  to vote all shares of common stock of PVF Capital
Corp.  (the  "Company")  which the undersigned is entitled to vote at the Annual
Meeting of Stockholders (the "Meeting"),  to be held at the Company's  Corporate
Center,  30000 Aurora Road,  Solon,  Ohio, on Monday,  October 20, 2003 at 10:00
a.m., local time, and at any and all adjournments thereof, as follows:

                                                                                     VOTE
                                                                        FOR        WITHHELD

1.  The election as directors for two-year terms of all nominees        /_/           /_/
    listed below (except as marked to the contrary below).

    John R. Male
    Stanley T. Jaros
    Raymond J. Negrelli
    Ronald D. Holman, II

    INSTRUCTION:  To withhold your vote for any individual nominee, insert that nominee's name on the line provided below.

                                                                FOR       AGAINST     ABSTAIN

2.  Approval of the Amendment and Restatement of the            /_/         /_/         /_/
    PVF Capital Corp. 2000 Incentive Stock Option Plan
    as the PVF Capital Corp. 2000 Incentive Stock Option
    and Deferred Compensation Plan.
                                                                FOR       AGAINST     ABSTAIN

3.  Proposal to ratify the appointment of                       /_/         /_/         /_/
    Crowe, Chizek and Company LLP as independent
    certified public accountants of the Company
    for the fiscal year ending June 30, 2004.

The Board of  Directors  recommends  a vote "FOR" each of the nominees and "FOR"
each of the other propositions stated.

________________________________________________________________________________
THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS
PROXY WILL BE VOTED FOR EACH OF THE NOMINEES  FOR DIRECTOR  LISTED ABOVE AND FOR
THE OTHER PROPOSITIONS  STATED. IF ANY OTHER BUSINESS IS PRESENTED AT THE ANNUAL
MEETING,  THIS  PROXY WILL BE VOTED BY THOSE  NAMED IN THIS PROXY IN  ACCORDANCE
WITH THE  DETERMINATION OF A MAJORITY OF THE BOARD OF DIRECTORS.  AT THE PRESENT
TIME,  THE BOARD OF DIRECTORS  KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE
ANNUAL  MEETING.  THIS PROXY  CONFERS  DISCRETIONARY  AUTHORITY  ON THE  HOLDERS
THEREOF TO VOTE WITH RESPECT TO THE ELECTION OF ANY PERSON AS DIRECTOR WHERE THE
NOMINEE IS UNABLE TO SERVE OR FOR GOOD CAUSE WILL NOT SERVE AND MATTERS INCIDENT
TO THE CONDUCT OF THE ANNUAL MEETING.
________________________________________________________________________________

                THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

     Should the  undersigned  be present  and elect to vote at the Meeting or at any adjournment  thereof and after  notification to the Secretary of the Company at the Meeting of the  stockholder's  decision to terminate this proxy, then the power of said attorneys and proxies shall be deemed terminated and of no further force and effect.

     The  undersigned  acknowledges  receipt  from  the  Company  prior  to  the execution of this proxy of a Notice of Annual Meeting of  Stockholders,  a proxy statement dated September 19, 2003 and an Annual Report to Stockholders.

Dated: ________________________, 2003

______________________________              ______________________________
PRINT NAME OF STOCKHOLDER                   PRINT NAME OF STOCKHOLDER

______________________________              ______________________________
SIGNATURE OF STOCKHOLDER                    SIGNATURE OF STOCKHOLDER

Please sign  exactly as your name  appears  hereon.  When  signing as  attorney, executor,  administrator,  trustee or guardian,  please give your full title. If shares are held jointly, each holder should sign.

PLEASE  COMPLETE,  DATE,  SIGN AND MAIL  THIS  PROXY  PROMPTLY  IN THE  ENCLOSED
POSTAGE-PREPAID ENVELOPE.